UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06040

Nuveen Municipal Market Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2015

NPP
Nuveen Performance Plus Municipal Fund, Inc.

NMA
Nuveen Municipal Advantage Fund, Inc.

NMO
Nuveen Municipal Market Opportunity Fund, Inc.

NAD
Nuveen Dividend Advantage Municipal Fund

NXZ
Nuveen Dividend Advantage Municipal Fund 2

NZF
Nuveen Dividend Advantage Municipal Fund 3

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2	Nuveen Investments

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	27

Report of Independent Registered Public Accounting Firm	29

Portfolios of Investments	30

Statement of Assets and Liabilities	102

Statement of Operations	104

Statement of Changes in Net Assets	105

Statement of Cash Flows	107

Financial Highlights	110

Notes to Financial Statements	119

Additional Fund Information	132

Glossary of Terms Used in this Report	133

Reinvest Automatically, Easily and Conveniently	135

Annual Investment Management Agreement Approval Process	136

Board Members and Officers	151

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.
As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy's underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.
Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies' fragile growth, while Chinese authorities have stepped up efforts to manage China's slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world's central banks remain under intense scrutiny.
In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
December 21, 2015

4	Nuveen Investments

Portfolio Managers' Comments
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, and Paul L. Brennan, CFA, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six national Funds. Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. Paul assumed portfolio management responsibility for NZF in 2006.
APPROVED FUND REORGANIZATIONS
During August 2015, the Board of Directors/Trustees of the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one, larger-national Fund (the Acquiring Fund).
The reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen Municipal Advantage Fund, Inc.	NMA	Nuveen Dividend Advantage Municipal Fund 3	NZF
Nuveen Dividend Advantage Municipal Fund 2	NXZ	(to be renamed Nuveen Enhanced Municipal Credit
Nuveen Premium Income Municipal Fund 4, Inc.	NPT	Opportunities Fund)
See Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies, Fund Reorganizations for further information.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2015?
During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers' Comments (continued)
this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed's 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.
The Fed changed its language slightly in December 2014, indicating it would be "patient" in normalizing monetary policy. This shift helped ease investors' worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated "patient" from its statement, but also highlighted the policymakers' less optimistic view of the economy's overall health as well as downgraded their inflation projections. The Fed's April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter's economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed's criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.
During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed's goals of maximum employment and inflation approaching 2%. At the Fed's October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period.)
The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government's gross domestic product (GDP) "second" estimate, the U.S. economy increased at a 2.1% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.2% essentially unchanged year-over-year as of October 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of October 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered "full employment" by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for September 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended September 2015 (most recent data available at the time this report was prepared).
The municipal bond market traded sideways, meaning it ended the reporting period nearly where it started, with considerable volatility in between. With the Fed delaying the start of its interest rate normalization at each successive policy meeting, yet still signaling that a rate hike was likely in 2015, market participants remained highly focused on reassessing the Fed's timing. Complicating the forecasts were global macroeconomic concerns, particularly related to China's slowdown and currency devaluations around the world, as well as an easing of inflation concerns, driven by a stronger U.S. dollar and weakening commodity prices. The municipal market's supply-demand balance generally remained favorable over this reporting period. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended

6	Nuveen Investments

October 31, 2015, municipal bond issuance nationwide totaled $416.9 billion, an increase of 30.4% from the issuance for the twelve-month period ended October 31, 2014. The elevation in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is elevated, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2015?
Despite the volatility during this reporting period, the low interest rate environment continued to attract investors to spread products, including municipal bonds. Credit spreads relative to Treasuries continued to tighten, helping the broad municipal market achieve a small gain over the twelve-month reporting period. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.
Much of our trading activity during the reporting period was focused on pursuing our investment objectives. In general, these six Funds maintained their overall positioning strategies, emphasizing intermediate and longer maturities, lower rated credits and sectors offering higher yields. We also have become more selective at the individual issue level. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the deal all together.
In NPP, NMA, NAD and NXZ, we added bonds issued for the City of Chicago and in NPP and NXZ, we added bonds issued for New Jersey because the credits were available at attractive prices, particularly given the insured structure of the Chicago bond and the higher credit quality of the New Jersey issue. NZF continued to favor longer maturity and lower rated credits and saw a modest increase in higher yielding sectors such as health care and transportation. The health care sector has been an attractive source of ideas for us and has continued to be an overweight position in NZF. The advent of the Affordable Health Care Act has encouraged health care providers to increase the scale of their businesses through affiliations and consolidations. Fundamentals in the transportation sector also remain compelling, in our view, for several reasons. The lower commodity price environment has provided fuel savings to airlines and to consumers, while the generally improved economy has encouraged more vehicle traffic and air travel. Operators have gained more pricing power recently and therefore can charge customers more. Finally, more transportation projects are being funded, providing additional sources of opportunities for us. In addition to our purchases in the health care and transportation sectors, we also bought a newly issued higher education credit in NZF during the reporting period, as we believe this higher education bond's long-term prospects appear favorable.
Three of the Funds, NMA, NXZ and NZF, increased their exposure to lower credit quality bonds (BBB rated and below) during this reporting period, while remaining within their investment policy target ranges. We continue to believe that lower rated municipal bonds represent attractive long-term investments and that fundamentals remain strong in the current market environment. In particular, the high yield municipal bond market currently features attractive yields and spreads, as well as declining default rates that should continue to benefit in the improving economic environment. Furthermore, high yield municipal bonds have historically responded favorably to a rising interest rate environment.

Nuveen Investments	7

Portfolio Managers' Comments (continued)
Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, call activity was elevated during the reporting period, providing ample cash and driving much of our trading. In addition, NMO trimmed some of its holding of American Airlines common stock, which performed well as the company has emerged from bankruptcy. The Fund received American Airlines stock when its holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as part of the merger with US Airways, which was completed in December 2013. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.
As of October 31, 2015, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended October 31, 2015?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year and ten-year periods ended October 31, 2015. Each Fund's total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.
For the twelve months ended October 31, 2015, the total returns on common share NAV for all six of these Funds outperformed the return for the national S&P Municipal Bond Index. For the same period, NMA, NMO and NXZ outperformed, and NPP, NAD and NZF performed in line with the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average. Key management factors that influenced the Funds' returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds' performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.
In this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. As interest rates remained relatively stable over the reporting period, the higher yields at the longer end of the maturity range provided a boost to their total returns. In general, the Funds' durations and yield curve positioning were the main drivers of relative outperformance versus the benchmark for this reporting period. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NZF, where greater sensitivity to changes in interest rates benefited the Fund's performance. The positioning of NMA and NMO, which had the shortest durations among these Funds, was slightly less advantageous and the two Funds received less benefit from duration. For NPP, NMA, NMO, NAD and NXZ, exposure to zero coupon bonds was especially advantageous, as these bonds performed well in this reporting period due to their higher durations. NZF had a smaller weighting than the other five Funds in zero coupon bonds, which resulted in a smaller contribution to performance.
During this reporting period, lower rated bonds generally outperformed higher quality bonds. Investors have been more willing to accept risk, as credit fundamentals have broadly continued to improve and demand for higher-yielding assets remained robust in the low interest rate environment. For these six Funds, credit exposure had a positive impact on performance, although to a lesser extent than duration/yield curve positioning. These Funds tended to have overweights in A rated and BBB rated bonds, which outperformed the benchmark and underweights in the AAA rated and AA rated categories, which lagged the benchmark.

8	Nuveen Investments

Sector allocation also had a small, but positive effect on relative performance for these six Funds. For this reporting period, tobacco was the best performing sector in the municipal market by a wide margin. Tobacco settlement bonds, which are repaid from the money U.S. tobacco companies owe to states under the 1998 Master Settlement Agreement, rallied strongly during this reporting period on several positive developments. After a decade of falling smoking rates, tobacco shipments were up year-to-date in 2015. Declining commodity prices have provided smokers with more disposable income to buy cigarettes after filling their gas tanks and paying their heating bills. Higher tobacco revenues are bolstering confidence that the tobacco settlement bonds can make timely payments. The sector also benefited from a constructive development on the litigation front. In October 2015, a dispute between the New York Attorney General and tobacco companies was settled, releasing funds from an escrow account to the state and making the money available for bond payments. The municipal market viewed this favorably, as several other states with disputed money held in escrow also may be likely to reach a settlement. The release of these funds would mean an improvement in the sector's fundamentals and possibly these bonds' credit ratings, many of which are rated below investment grade. We would also point out that, as the tobacco sector has been trading at deeply discounted levels, the rally had considerable upside, further boosting performance during this reporting period. Relative to the benchmark, all six Funds held overweight exposures to tobacco bonds, which was beneficial to performance.
NMO also benefited from its holding of strong performing American Airlines common stock, as described earlier in the key strategies section. American's share price rose, in part, due to a boost in profits from lower fuel prices.
However, other positions slightly detracted from performance in this reporting period. NPP, NMA, NMO, NAD and NAX had small allocations to bonds linked to Puerto Rico, the City of Chicago and the State of Illinois, which modestly dampened performance as these credits underperformed the broad market.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NPP, NMA, NMO, NAD and NXZ had limited exposure to Puerto Rico debt, 0.65%, 0.48%, 0.52%, 0.50% and 0.30%, respectively, at the end of the reporting period, while NZF did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.

Nuveen Investments	9

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.
As of October 31, 2015, the Funds' percentages of leverage are as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Effective Leverage*	37.49%	34.53%	35.91%	34.11%	33.77%	35.01%
Regulatory Leverage*	35.57%	30.84%	33.46%	30.40%	29.68%	28.78%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	Nuveen Investments

THE FUNDS' REGULATORY LEVERAGE
As of October 31, 2015, the Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	iMTP Shares		VMTP Shares		VRDP Shares
		Shares		Shares		Shares
		Issued at		Issued at		Issued at
Fund	Series	Liquidation Value	Series	Liquidation Value	Series	Liquidation Value	Total
NPP	—	—	2018	$535,000,000	—	—	$535,000,000
NMA	—	—	—	—	1	$268,800,000	$268,800,000
NMO	—	—	—	—	1	$350,900,000	$350,900,000
NAD	—	—	2016	$265,000,000	—	—	$265,000,000
NXZ	—	—	—	—	2	$196,000,000	$196,000,000
NZF	2017	$150,000,000	2017	$81,000,000	—	—	$231,000,000
During the current reporting period, NPP refinanced all of its outstanding VMTP Shares with the issuance of new VMTP Shares.
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Fund's respective transactions.

Nuveen Investments	11

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of October 31, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NPP	NMA	NMO	NAD	NXZ	NZF
November 2014	$0.0770	$0.0670	$0.0670	$0.0740	$0.0715	$0.0625
December	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
January	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
February	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
March	0.0770	0.0660	0.0670	0.0740	0.0680	0.0640
April	0.0770	0.0660	0.0670	0.0740	0.0680	0.0640
May	0.0770	0.0660	0.0670	0.0740	0.0680	0.0640
June	0.0730	0.0660	0.0635	0.0710	0.0680	0.0665
July	0.0730	0.0660	0.0635	0.0710	0.0680	0.0665
August	0.0730	0.0660	0.0635	0.0710	0.0680	0.0665
September	0.0730	0.0660	0.0635	0.0710	0.0650	0.0665
October 2015	0.0730	0.0660	0.0635	0.0710	0.0650	0.0665

Ordinary Income Distribution*	$0.0002	$0.0007	$0.0006	$0.0001	$0.0001	$0.0017

Market Yield**	5.93%	5.86%	5.69%	6.06%	5.66%	5.76%
Taxable-Equivalent Yield**	8.24%	8.14%	7.90%	8.42%	7.86%	8.00%

*	Distribution paid in December 2014.

**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of October 31, 2015, all the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

12	Nuveen Investments

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common shares cumulatively repurchased and retired	0	37,700	0	0	24,900	47,500
Common shares authorized for repurchase	6,005,000	3,930,000	4,585,000	3,930,000	2,945,000	3,630,000
During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NMA	NXZ	NZF
Common shares repurchased and retired	37,700	24,900	17,500
Weighted average price per common share repurchased and retired	$13.23	$13.53	$13.60
Weighted average discount per common share repurchased and retired	12.82%	13.24%	12.55%
OTHER COMMON SHARE INFORMATION
As of October 31, 2015, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common share NAV	$16.15	$15.34	$15.21	$15.44	$15.76	$15.75
Common share price	$14.77	$13.52	$13.39	$14.05	$13.78	$13.86
Premium/(Discount) to NAV	(8.54)%	(11.86)%	(11.97)%	(9.00)%	(12.56)%	(12.00)%
12-month average premium/(discount) to NAV	(10.26)%	(11.96)%	(11.92)%	(9.54)%	(12.13)%	(12.52)%

Nuveen Investments	13

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPP.
Nuveen Municipal Advantage Fund, Inc. (NMA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMA.
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMO.
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Funds' web page at www.nuveen.com/NAD, www.nuveen.com/NXZ, www.nuveen.com/NZF.

14	Nuveen Investments

NPP
Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NPP at Common Share NAV	4.64%	7.48%	6.41%
NPP at Common Share Price	7.56%	6.36%	6.59%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

NPP Performance Overview and Holding Summaries as of October 31, 2015 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.8%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.3%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	158.1%
Floating Rate Obligations	(2.9)%
VMTP Shares, at Liquidation Value	(55.2)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.7%
AA	49.8%
A	19.8%
BBB	7.6%
BB or Lower	7.7%
N/R (not rated)	1.4%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	20.0%
Tax Obligation/Limited	18.7%
Health Care	17.5%
Tax Obligation/General	14.9%
U.S. Guaranteed	7.7%
Utilities	6.8%
Consumer Staples	6.7%
Other	7.7%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	17.0%
California	12.7%
Texas	10.9%
Colorado	6.8%
Ohio	4.4%
Florida	4.3%
Nevada	3.7%
New York	3.7%
New Jersey	3.6%
Indiana	3.2%
Pennsylvania	2.9%
Michigan	2.8%
South Carolina	2.6%
Virginia	2.5%
Other	18.9%
Total	100%

16	Nuveen Investments

NMA
Nuveen Municipal Advantage Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NMA at Common Share NAV	4.83%	7.23%	6.12%
NMA at Common Share Price	4.33%	4.77%	5.41%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

NMA Performance Overview and Holding Summaries as of October 31, 2015 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.8%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.8%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	148.6%
Floating Rate Obligations	(4.0)%
VRDP Shares, at Liquidation Value	(44.6)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.6%
AA	46.2%
A	17.2%
BBB	8.7%
BB or Lower	7.6%
N/R (not rated)	1.7%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.0%
Transportation	19.7%
Tax Obligation/General	15.7%
Tax Obligation/Limited	14.8%
U.S. Guaranteed	11.0%
Consumer Staples	5.8%
Utilities	4.9%
Other	8.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.6%
Texas	11.0%
Illinois	10.0%
Colorado	9.3%
Ohio	5.5%
New York	5.3%
Louisiana	4.3%
Indiana	3.9%
Michigan	3.6%
Nevada	3.5%
Florida	2.7%
Massachusetts	2.6%
Arizona	2.3%
Oklahoma	2.1%
Other	18.3%
Total	100%

18	Nuveen Investments

NMO
Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NMO at Common Share NAV	5.16%	7.60%	6.07%
NMO at Common Share Price	4.37%	4.75%	5.75%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

NMO Performance Overview and Holding Summaries as of October 31, 2015 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.7%
Common Stocks	0.4%
Corporate Bonds	0.0%
Other Assets Less Liabilities	5.2%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	153.3%
Floating Rate Obligations	(3.0)%
VRDP Shares, at Liquidation Value	(50.3)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.2%
AA	47.9%
A	20.7%
BBB	7.7%
BB or Lower	8.4%
N/R (not rated)	0.9%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	23.0%
Health Care	19.6%
Tax Obligation/Limited	16.2%
Tax Obligation/General	14.9%
U.S. Guaranteed	7.1%
Consumer Staples	6.4%
Utilities	5.7%
Other	7.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.2%
Illinois	11.4%
Texas	9.5%
Colorado	6.0%
Ohio	5.8%
Michigan	5.3%
New York	4.9%
Nevada	4.6%
Pennsylvania	4.2%
Florida	3.3%
New Jersey	3.1%
Virginia	3.0%
Indiana	2.4%
Washington	2.3%
Other	19.0%
Total	100%

20	Nuveen Investments

NAD
Nuveen Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	4.43%	7.30%	6.24%
NAD at Common Share Price	5.57%	6.14%	6.09%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

NAD Performance Overview and Holding Summaries as of October 31, 2015 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.0%
Corporate Bonds	0.0%
Investment Companies	0.1%
Other Assets Less Liabilities	3.8%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	147.9%
Floating Rate Obligations	(4.2)%
VMTP Shares, at Liquidation Value	(43.7)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.3%
AA	55.2%
A	19.3%
BBB	5.1%
BB or Lower	6.4%
N/R (not rated)	1.6%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	20.5%
Health Care	20.3%
Tax Obligation/Limited	18.3%
Tax Obligation/General	14.4%
U.S. Guaranteed	7.6%
Consumer Staples	6.3%
Utilities	4.2%
Other	8.4%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.3%
California	9.7%
Texas	8.8%
Colorado	7.8%
Nevada	5.7%
Washington	5.3%
New York	4.9%
Florida	4.8%
Michigan	4.2%
New Jersey	4.1%
Ohio	4.0%
Wisconsin	3.3%
Indiana	2.7%
Louisiana	2.3%
Other	18.1%
Total	100%

22	Nuveen Investments

NXZ
Nuveen Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NXZ at Common Share NAV	4.94%	7.63%	6.29%
NXZ at Common Share Price	3.53%	5.33%	5.20%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

NXZ Performance Overview and Holding Summaries as of October 31, 2015 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.3%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	146.4%
Floating Rate Obligations	(4.2)%
VRDP Shares, at Liquidation Value	(42.2)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.1%
AA	51.7%
A	15.9%
BBB	7.4%
BB or Lower	8.8%
N/R (not rated)	2.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.9%
Health Care	16.7%
Transportation	15.2%
Tax Obligation/General	15.1%
U.S. Guaranteed	8.2%
Consumer Staples	7.1%
Utilities	6.3%
Water and Sewer	3.4%
Other	9.1%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	15.7%
Illinois	12.6%
California	12.0%
Michigan	6.5%
New York	6.5%
Colorado	5.6%
South Carolina	3.3%
Georgia	3.2%
Nevada	2.9%
Indiana	2.9%
Ohio	2.5%
Pennsylvania	2.3%
Florida	2.3%
New Jersey	2.0%
Other	19.7%
Total	100%

24	Nuveen Investments

NZF
Nuveen Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	4.57%	7.20%	6.32%
NZF at Common Share Price	6.21%	5.16%	5.97%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	25

NZF Performance Overview and Holding Summaries as of October 31, 2015 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.8%
Corporate Bonds	0.0%
Investment Companies	0.6%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations, iMTP shares at Liquidation Value & VMTP Shares, at Liquidation Value	147.6%
Floating Rate Obligations	(7.2)%
iMTP Share, at Liquidation Value	(26.2)%
VMTP Shares, at Liquidation Value	(14.2)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	9.6%
AA	41.4%
A	21.0%
BBB	13.3%
BB or Lower	6.4%
N/R (not rated)	7.9%
N/A (not applicable)	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	18.8%
Tax Obligation/Limited	17.8%
Transportation	15.7%
Tax Obligation/General	10.4%
Utilities	7.8%
Water and Sewer	6.8%
Education and Civic Organizations	5.2%
U.S. Guaranteed	5.1%
Consumer Staples	4.8%
Other	7.6%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	13.9%
Illinois	10.6%
California	10.2%
Indiana	7.1%
New York	6.3%
Michigan	4.7%
Washington	4.0%
Ohio	4.0%
Nevada	3.7%
Florida	3.1%
Louisiana	3.1%
Colorado	3.1%
Georgia	2.9%
Massachusetts	2.7%
Kentucky	2.4%
Other	18.2%
Total	100%

26	Nuveen Investments

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2015 for NPP, NMA, NMO, NAD, NXZ and NZF; at this meeting the shareholders were asked to elect Board Members.

	NPP		NMA		NMO
	Common and		Common and		Common and
	Preferred		Preferred		Preferred	Preferred
	shares voting		shares voting		shares voting	shares voting
	together	Preferred	together	Preferred	together	together
	as a class	Shares	as a class	Shares	as a class	as a class
William Adams IV
For	51,615,063	—	31,398,293	—	36,322,718	—
Withhold	1,206,985	—	1,820,810	—	2,291,215	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Jack B. Evans
For	51,538,964	—	31,357,511	—	36,306,237	—
Withhold	1,283,084	—	1,861,592	—	2,307,696	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
William C. Hunter
For	—	5,350	—	924	—	2,660
Withhold	—	—	—	882	—	550
Total	—	5,350	—	1,806	—	3,210
David J. Kundert
For	51,601,940	—	31,337,181	—	36,285,748	—
Withhold	1,220,108	—	1,881,922	—	2,328,185	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
John K. Nelson
For	51,621,993	—	31,398,686	—	36,321,200	—
Withhold	1,200,055	—	1,820,417	—	2,292,733	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
William J. Schneider
For	—	5,350	—	924	—	2,660
Withhold	—	—	—	882	—	550
Total	—	5,350	—	1,806	—	3,210
Thomas S. Schreier, Jr.
For	51,554,352	—	31,375,453	—	36,307,412	—
Withhold	1,267,696	—	1,843,650	—	2,306,521	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Judith M. Stockdale
For	51,567,283	—	31,345,129	—	36,304,432	—
Withhold	1,254,765	—	1,873,974	—	2,309,501	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Carole E. Stone
For	51,652,513	—	31,343,101	—	36,310,071	—
Withhold	1,169,535	—	1,876,002	—	2,303,862	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Virginia L. Stringer
For	51,609,122	—	31,338,857	—	36,306,953	—
Withhold	1,212,926	—	1,880,246	—	2,306,980	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Terence J. Toth
For	51,593,804	—	31,369,718	—	36,303,866	—
Withhold	1,228,244	—	1,849,385	—	2,310,067	—
Total	52,822,048	—	33,219,103	—	38,613,933	—

Nuveen Investments	27

Shareholder Meeting Report (continued)

	NAD		NXZ		NZF
	Common and		Common and		Common and
	Preferred		Preferred		Preferred	Preferred
	shares voting		shares voting		shares voting	shares voting
	together	Preferred	together	Preferred	together	together
	as a class	Shares	as a class	Shares	as a class	as a class
William Adams IV
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	33,271,100	—	24,368,070	—	26,902,710	—
Withhold	957,944	—	929,010	—	3,925,717	—
Total	34,229,044	—	25,297,080	—	30,828,427	—
William C. Hunter
For	—	2,650	—	293	—	25,810
Withhold	—	—	—	1,274	—	—
Total	—	2,650	—	1,567	—	25,810
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
John K. Nelson
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	2,650	—	293	—	25,810
Withhold	—	—	—	1,274	—	—
Total	—	2,650	—	1,567	—	25,810
Thomas S. Schreier, Jr.
For	33,265,381	—	24,378,636	—	26,933,207	—
Withhold	963,663	—	918,444	—	3,895,220	—
Total	34,229,044	—	25,297,080	—	30,828,427	—
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

28	Nuveen Investments

Report of Independent Registered Public Accounting Firm
To the Board of Directors/Trustees and Shareholders of
Nuveen Performance Plus Municipal Fund, Inc.
Nuveen Municipal Advantage Fund, Inc.
Nuveen Municipal Market Opportunity Fund, Inc.
Nuveen Dividend Advantage Municipal Fund
Nuveen Dividend Advantage Municipal Fund 2
Nuveen Dividend Advantage Municipal Fund 3:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 (the "Funds") as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through October 31, 2013, were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets each of the years in the two-year period then ended, their cash flows for the year then ended and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
December 28, 2015

Nuveen Investments	29

NPP
Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.8% (100.0% of Total Investments)
	Alaska – 1.1% (0.7% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$8,500	5.000%, 6/01/32	1/16 at 100.00	B	$7,722,335
3,545	5.000%, 6/01/46	1/16 at 100.00	B	2,977,375
12,045	Total Alaska			10,699,710
	Arizona – 0.9% (0.6% of Total Investments)
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,572,160
	Arkansas – 0.4% (0.3% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	1/16 at 100.00	N/R	4,294,784
	California – 19.7% (12.7% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,776,885
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	2,754,573
15,870	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA	14,574,532
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,576,100
3,250	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	3,594,565
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37	4/16 at 100.00	A+	5,064,150
7,000	5.250%, 4/01/39	4/16 at 100.00	A+	7,092,610
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,546,038
3,700	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	3,886,961
1,300	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,467,973
6,435	California State, General Obligation Bonds, Refunding Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	AA–	6,594,974
5,000	California State, General Obligation Bonds, Refunding Series 2005, 5.000%, 3/01/31 (Pre-refunded 3/01/16)	3/16 at 100.00	A+ (4)	5,081,650
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	AA–	16,983,520
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	11,227,000
3,770	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	4,273,672
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	3,273,840
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa1 (4)	5,580,950

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	AA	$3,946,669
910	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/42	1/31 at 100.00	BBB–	691,345
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,345	4.500%, 6/01/27	6/17 at 100.00	B+	2,301,336
7,750	5.000%, 6/01/33	6/17 at 100.00	B	6,913,853
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,273,995
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	8,903,700
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,288,675
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA+ (4)	5,395,450
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A, 5.375%, 7/01/34	1/19 at 100.00	AA	2,792,279
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured	No Opt. Call	AA–	1,664,142
1,855	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	1,298,092
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,453,020
835	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	12/15 at 100.00	N/R (4)	952,702
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,073,300
2,615	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,423,972
7,275	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.200%, 8/01/17 – NPFG Insured	No Opt. Call	AA–	7,775,375
2,325	Palmdale Community Redevelopment Agency, California, Restructured Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,399,772
920	Palmdale, California, Certificates of Participation, Park Improvement & Avenue Construction, Series 2002, 5.000%, 9/01/32 – NPFG Insured	1/16 at 100.00	A3	921,288
5,960	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	6,295,429
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	4,452,164
1,610	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/17 at 100.00	A3	1,645,452
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 19.823%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,894,804
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,537,568
2,965	San Juan Unified School District, Sacramento County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa2	1,950,140
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	AA+	2,937,347
5,000	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/46	No Opt. Call	AA	1,045,800

Nuveen Investments	31

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,250	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	1/16 at 100.00	B+	$2,249,888
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured	No Opt. Call	AA+	2,007,453
206,515	Total California			190,835,003
	Colorado – 10.5% (6.8% of Total Investments)
5,240	Adams 12 Five Star Schools, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/15/24 (Pre-refunded 12/15/15) – AGM Insured	12/15 at 100.00	AA (4)	5,272,121
6,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	6,438,392
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,476,466
14,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	15,400,560
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	2,091,640
3,225	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	3,568,624
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	12,235,958
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	8,760,989
33,120	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	16,703,078
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	5,949,928
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	AA–	8,193,835
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
5,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	5,805,700
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,224,563
4,255	University of Colorado, Enterprise System Revenue Bonds, Series 2006A, 5.000%, 6/01/27 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	Aa2 (4)	4,371,034
137,600	Total Colorado			101,492,888
	Connecticut – 0.8% (0.5% of Total Investments)
7,640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	7,834,209
	District of Columbia – 0.6% (0.4% of Total Investments)
815	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	11/15 at 100.00	A1	815,082
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,133,500
5,815	Total District of Columbia			5,948,582
	Florida – 6.6% (4.3% of Total Investments)
4,000	Broward County, Florida, Professional Sports Facilities Tax and Revenue Bonds, Broward County Civic Arena Project, Refunding Series 2006A, 5.000%, 9/01/28 – AMBAC Insured	No Opt. Call	AA	4,132,280
2,680	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16	No Opt. Call	A+	2,754,102
2,570	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-2, 4.950%, 7/01/37 (Alternative Minimum Tax)	1/16 at 100.00	AA+	2,613,459

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,865	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/44	10/24 at 100.00	A+	$3,159,407
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A2	2,698,900
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	5,678,150
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/27	10/20 at 100.00	A	2,838,675
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
5,500	5.000%, 7/01/31	No Opt. Call	AA	6,245,580
3,000	5.000%, 7/01/42	7/22 at 100.00	AA	3,316,170
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,847,551
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,387,252
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
1,795	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,903,705
4,700	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	4,972,553
6,000	Saint John's County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 (Pre-refunded 10/01/16) – BHAC Insured	10/16 at 100.00	AA+ (4)	6,256,440
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%, 5/01/33	5/25 at 100.00	AA–	6,747,563
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,710,718
59,785	Total Florida			64,262,505
	Georgia – 1.9% (1.2% of Total Investments)
3,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/33	5/25 at 100.00	AA–	3,934,276
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	6,060,300
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	2,193,980
3,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,008,250
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	2,788,350
15,900	Total Georgia			17,985,156
	Illinois – 26.3% (17.0% of Total Investments)
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB+	1,279,076
10,200	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	AA–	8,635,422
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	8,122,400
1,890	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	AA– (4)	1,904,950
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	25,772,993
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	24,773,985
3,350	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/16 at 100.00	AA	3,362,864
5,325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,532,462

Nuveen Investments	33

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
$8,000	0.000%, 11/01/18	No Opt. Call	AAA	$7,690,400
15,285	0.000%, 11/01/19	No Opt. Call	AAA	14,386,701
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,716,540
2,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,740
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	3,300,390
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,416,180
870	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,021,215
495	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	531,635
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,782,875
5,245	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 9.282%, 7/01/46 (Pre-refunded 7/01/17) (IF) (5)	7/17 at 100.00	AA+ (4)	6,020,578
	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A:
2,250	6.000%, 8/15/23	8/18 at 100.00	BBB+	2,464,110
3,055	5.500%, 8/15/30	8/18 at 100.00	BBB+	3,235,612
4,945	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	5,053,147
2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	A–	2,706,693
2,235	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	2,451,795
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	AA–	8,835,248
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	AA–	14,345,146
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	19,049,649
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	9,690,899
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	AA–	5,877,801
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	6,240,605
28,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	11,112,640
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	14,053,740
2,685	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA	2,843,818
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	21,586,098
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A1	3,897,735
290,500	Total Illinois			254,836,142
	Indiana – 5.0% (3.2% of Total Investments)
5,000	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2006A, 5.000%, 7/15/26 (Pre-refunded 1/15/17) – AGM Insured	1/17 at 100.00	AA+ (4)	5,275,950
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	3,110,280

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$2,525	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	$2,737,479
3,400	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA–	3,765,466
3,075	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	3,253,719
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana Obligated Group, Series 2012, 5.000%, 3/01/41	No Opt. Call	A	9,260,594
805	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	897,631
750	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/23	2/16 at 100.00	AA–	760,005
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	1/16 at 100.00	AA– (4)	4,338,662
1,455	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,515,674
1,545	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,648,577
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%, 1/01/31	No Opt. Call	A+	3,299,070
9,560	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,122,869
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured	No Opt. Call	AA	1,083,216
48,645	Total Indiana			48,069,192
	Iowa – 2.7% (1.7% of Total Investments)
1,500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/21	7/16 at 100.00	BB+	1,525,965
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
3,000	5.000%, 12/01/19	No Opt. Call	BB–	3,192,780
2,220	5.250%, 12/01/25	12/23 at 100.00	BB–	2,434,119
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
5,200	5.375%, 6/01/38	1/16 at 100.00	B+	4,910,932
4,465	5.500%, 6/01/42	1/16 at 100.00	B+	4,232,284
5,400	5.625%, 6/01/46	1/16 at 100.00	B+	5,226,120
4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,465,395
26,285	Total Iowa			25,987,595
	Kansas – 0.1% (0.1% of Total Investments)
1,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,103,925
	Kentucky – 0.5% (0.3% of Total Investments)
4,330	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Refunding Series 2013B, 5.000%, 1/01/23 – AGM Insured	1/20 at 100.00	AA	4,902,686
	Maine – 0.1% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,190,553

Nuveen Investments	35

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.6% (1.0% of Total Investments)
$6,500	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 5.000%, 8/01/16	No Opt. Call	AAA	$6,734,455
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,821,685
2,550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (4)	2,837,819
2,000	Maryland Transportation Authority, Project Revenue Bonds, Series 2007, 5.000%, 3/01/16	No Opt. Call	AAA	2,032,740
14,550	Total Maryland			15,426,699
	Massachusetts – 3.3% (2.1% of Total Investments)
2,385	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	2,635,664
970	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,083,907
6,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	6,977,750
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A	1,409,150
4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	5,013,315
8,730	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	1/16 at 100.00	AA	8,760,642
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	529,150
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	5,191,195
29,145	Total Massachusetts			31,600,773
	Michigan – 4.3% (2.8% of Total Investments)
1,060	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,149,093
1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	1,347,025
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
5,565	5.000%, 7/01/30 – NPFG Insured	1/16 at 100.00	AA–	5,638,681
5,000	5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	5,068,800
3,305	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	3,347,238
2,000	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.250%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	2,059,000
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,154,900
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	443,410
3,595	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – NPFG Insured	10/16 at 50.02	Aa2	1,765,936
2,655	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 50.02	Aa2 (4)	1,322,562
1,615	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	1,808,525
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	1,525,976

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	$3,139,436
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.375%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (4)	2,988,725
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,386,544
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	1,195,282
4,930	Wayne County Airport Authority, Michigan, Revenue Bonds, Series 2007, 5.000%, 12/01/27 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	AA–	5,243,154
42,545	Total Michigan			41,584,287
	Minnesota – 0.5% (0.3% of Total Investments)
5,000	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	5,199,300
	Mississippi – 0.7% (0.5% of Total Investments)
7,040	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/16 at 100.00	BBB	7,180,026
	Missouri – 3.0% (1.9% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	2,853,116
10,370	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	11,303,922
6,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/34 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	6,049,920
3,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	AA+ (4)	3,161,730
5,130	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	5,319,143
27,085	Total Missouri			28,687,831
	Nebraska – 0.1% (0.0% of Total Investments)
700	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	758,142
	Nevada – 5.8% (3.7% of Total Investments)
3,540	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2010D, 5.000%, 7/01/24	No Opt. Call	AA–	4,006,678
24,195	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	27,098,396
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
10,000	5.000%, 6/01/33	12/24 at 100.00	AA+	11,649,200
4,170	5.000%, 6/01/39	12/24 at 100.00	AA+	4,764,725
5,380	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31	7/17 at 100.00	A	5,621,132
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.924%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,012,100
49,785	Total Nevada			56,152,231
	New Hampshire – 0.6% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,523,900

Nuveen Investments	37

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 5.6% (3.6% of Total Investments)
$940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	$1,021,564
3,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	3,545,255
6,975	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	A–	7,347,884
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,552,860
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA	4,999,095
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
1,815	0.000%, 12/15/26 – AMBAC Insured	No Opt. Call	AA+	1,236,215
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	4,683,300
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	15,692,100
6,400	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	No Opt. Call	A–	6,500,608
2,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/38	5/23 at 100.00	Aa3	2,242,680
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,000	4.625%, 6/01/26	6/17 at 100.00	B+	979,150
5,000	4.750%, 6/01/34	6/17 at 100.00	B–	4,054,300
81,630	Total New Jersey			53,855,011
	New York – 5.7% (3.7% of Total Investments)
745	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	1/16 at 100.00	N/R	747,101
8,115	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	8,879,595
2,565	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,675,244
4,410	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	4,802,975
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,814,472
4,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	4,962,012
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,601,400
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,082,680
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,305,400
2,650	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	3,078,638
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,792,250
51,985	Total New York			55,741,767
	North Carolina – 1.8% (1.2% of Total Investments)
5,550	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/39	1/18 at 100.00	AA–	5,816,789
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,647,655

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$3,560	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	$3,962,743
4,055	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	4,211,361
16,465	Total North Carolina			17,638,548
	North Dakota – 0.5% (0.3% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,734,736
	Ohio – 6.8% (4.4% of Total Investments)
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	10,373,809
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	640,922
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,260	5.125%, 6/01/24	6/17 at 100.00	B–	4,724,427
6,360	5.875%, 6/01/30	6/17 at 100.00	B–	5,686,985
4,875	5.750%, 6/01/34	6/17 at 100.00	B–	4,273,523
4,290	6.000%, 6/01/42	6/17 at 100.00	B	3,756,624
14,830	5.875%, 6/01/47	6/17 at 100.00	B	12,818,607
11,460	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	10,487,963
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,754,752
6,280	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/16 at 100.00	A+	6,298,903
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,004,232
69,345	Total Ohio			65,820,747
	Oklahoma – 0.1% (0.1% of Total Investments)
1,220	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA	1,267,836
45	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	47,640
1,265	Total Oklahoma			1,315,476
	Pennsylvania – 4.5% (2.9% of Total Investments)
1,250	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	1,392,475
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA	2,665,156
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA	2,566,438
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA	2,485,898
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA	2,276,301
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA	2,933,292
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA	1,855,056
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA	1,950,150
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/16 at 100.00	N/R	572,499
12	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23	1/16 at 100.00	N/R	12,103
Nuveen Investments	39

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	$2,183,720
1,570	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	1,735,227
5,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	6,900,633
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	13,877,295
45,587	Total Pennsylvania			43,406,243
	Puerto Rico – 1.0% (0.7% of Total Investments)
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/25 – NPFG Insured	1/16 at 100.00	AA–	598,369
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,291,532
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	CC	880,420
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	2,715,250
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	4,315,592
92,265	Total Puerto Rico			9,801,163
	South Carolina – 4.1% (2.6% of Total Investments)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	14,574,299
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	7,968,285
2,250	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2006C, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	2,366,820
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,415,400
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,873,677
4,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	5,365,488
57,880	Total South Carolina			39,563,969
	South Dakota – 0.1% (0.1% of Total Investments)
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,005,350
	Tennessee – 1.8% (1.2% of Total Investments)
2,260	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,474,994
2,470	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	2,795,571
770	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA (4)	885,677
265	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25(Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA– (4)	266,116
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,415,320

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$4,965	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	$5,112,262
16,730	Total Tennessee			17,949,940
	Texas – 16.8% (10.9% of Total Investments)
5,000	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 5.000%, 5/01/35 – NPFG Insured	5/16 at 100.00	AA–	5,097,350
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,871,250
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,141,330
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	3,208,200
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	168,659
3,240	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	3,535,812
15,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Series 2013B, 5.000%, 4/01/53 (UB)	10/23 at 100.00	AA+	16,369,500
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45	6/25 at 100.00	AA	2,839,964
9,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	9,447,480
7,165	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	AA	1,434,433
3,975	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/15 – NPFG Insured	No Opt. Call	AA	3,974,563
3,885	Houston Independent School District Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	Aa1	3,662,428
1,600	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	1,767,056
5,500	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	5,848,480
1,495	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,174,607
1,275	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.375%, 8/15/35	2/16 at 100.00	BBB+	1,281,554
4,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 4.000%, 8/15/41	8/25 at 100.00	AAA	4,124,200
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
195	0.000%, 8/15/39	8/17 at 27.35	AAA	51,780
780	0.000%, 8/15/41	8/17 at 24.20	AAA	182,848
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
4,805	0.000%, 8/15/39 (Pre-refunded 8/15/17)	8/17 at 27.35	N/R (4)	1,294,227
19,020	0.000%, 8/15/41 (Pre-refunded 8/15/17)	8/17 at 24.20	N/R (4)	4,532,276
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	Baa1	2,190,740

Nuveen Investments	41

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	$6,723,414
6,285	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	7,071,191
7,630	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32 (Pre-refunded 2/15/17)	2/17 at 100.00	Aaa	8,078,110
4,000	Round Rock Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, School Building Series 2015, 3.000%, 8/01/16	No Opt. Call	AAA	4,086,320
2,675	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,082,162
215	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	256,237
5,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/47	11/17 at 100.00	AA	6,063,203
3,500	Texas A&M University, Permanent University Fund Bonds, Refunding Series 2006, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	AAA	3,611,230
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
14,815	5.000%, 12/15/27	No Opt. Call	A3	16,531,466
3,250	5.000%, 12/15/30	No Opt. Call	A3	3,561,383
4,905	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,336,787
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	BBB+	4,037,776
11,400	5.000%, 8/15/37	8/24 at 100.00	BBB+	12,395,904
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,953,720
2,710	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa3	2,974,740
178,380	Total Texas			162,962,380
	Utah – 0.4% (0.3% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,262,800
560	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2002-A1 Class III, 5.300%, 7/01/18 (Alternative Minimum Tax)	1/16 at 100.00	AA–	561,546
275	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000-E1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)	1/16 at 100.00	AAA	275,550
50	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001-A2 Class II, 5.650%, 7/01/27 (Alternative Minimum Tax)	1/16 at 100.00	AA	50,083
210	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001B Class II, 5.750%, 7/01/19 (Alternative Minimum Tax)	1/16 at 100.00	Aaa	210,647
4,095	Total Utah			4,360,626

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 3.9% (2.5% of Total Investments)
$900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	$1,006,596
18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	19,318,677
10,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	12,633,180
4,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,397,818
33,430	Total Virginia			37,356,271
	Washington – 3.2% (2.0% of Total Investments)
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA+	9,130,369
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,528,480
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,356,600
10,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB) (5)	10/16 at 100.00	AA	10,111,100
4,065	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	4,442,029
32,300	Total Washington			30,568,578
	Wisconsin – 1.4% (0.9% of Total Investments)
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A2	2,772,400
1,780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,931,086
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/23	8/16 at 100.00	A–	3,099,210
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.250%, 5/01/37	5/19 at 100.00	AA–	5,831,800
12,280	Total Wisconsin			13,634,496
$1,709,777	Total Municipal Bonds (cost $1,359,969,037)			1,499,843,580

Nuveen Investments	43

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$221	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$11,059
59	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	2,353
$280	Total Corporate Bonds ($25,102)				13,412
	Total Long-Term Investments (cost $1,359,994,139)				1,499,856,992
	Floating Rate Obligations – (2.9)%				(28,050,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (55.2)% (8)				(535,000,000)
	Other Assets Less Liabilities – 3.3%				32,326,233
	Net Assets Applicable to Common Shares – 100%				$969,133,225

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.7%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

44	Nuveen Investments

NMA
Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.8% (100.0% of Total Investments)
	Alabama – 0.3% (0.2% of Total Investments)
$1,805	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$1,819,494
	Alaska – 0.9% (0.6% of Total Investments)
1,690	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2006, 5.000%, 8/01/17 (Pre-refunded 8/01/16) – FGIC Insured	8/16 at 100.00	AA– (4)	1,749,370
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
660	4.625%, 6/01/23	1/16 at 100.00	Ba1	660,125
3,595	5.000%, 6/01/46	1/16 at 100.00	B	3,019,369
5,945	Total Alaska			5,428,864
	Arizona – 3.4% (2.4% of Total Investments)
3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	3,692,304
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	5,119,937
10,700	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	11,642,454
19,070	Total Arizona			20,454,695
	California – 22.5% (15.7% of Total Investments)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2000B, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,668,980
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,776,885
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	2,754,573
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,961,455
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	AA–	2,795,273
610	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26	1/16 at 100.00	BBB+	610,092
3,840	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	4,425,024
2,000	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/28 – AMBAC Insured	2/17 at 100.00	AA–	2,089,980
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	AA–	16,983,518
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,913,213
2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,891,303
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	AA–	5,190,437
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,800	0.000%, 2/01/33 – FGIC Insured	1/16 at 40.69	AA–	1,532,198
3,795	0.000%, 2/01/37 – FGIC Insured	No Opt. Call	AA–	1,567,183

Nuveen Investments	45

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,855	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	$5,843,575
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,597,615
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured	No Opt. Call	AA–	2,252,914
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB–	2,346,140
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,145,323
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,324,022
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,290	4.500%, 6/01/27	6/17 at 100.00	B+	1,265,980
6,080	5.000%, 6/01/33	6/17 at 100.00	B	5,424,029
1,000	5.125%, 6/01/47	6/17 at 100.00	B	849,330
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa2	2,744,200
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,288,675
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,282,450
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	811,745
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,968,680
2,100	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,176,965
	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa1	5,950,536
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa1	3,074,933
5,000	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (ETM)	No Opt. Call	Aaa	5,129,200
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	4,622,700
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,146,080
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	12,891,679
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 19.823%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,894,804
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,533,728
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/45	No Opt. Call	AA	1,284,134
1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa2	1,236,600
162,275	Total California			136,246,151

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 13.5% (9.3% of Total Investments)
$1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	$1,628,560
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	9,571,405
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,761,713
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,342,325
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,249,165
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	8,250,300
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,568,730
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,282,349
2,200	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,226,224
1,270	Denver, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	1,275,093
	Denver, Colorado, Airport System Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	5,623,378
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,453,450
4,340	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	4,539,466
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
2,830	0.000%, 9/01/16 – NPFG Insured	No Opt. Call	AA–	2,809,652
8,845	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	6,242,536
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	4,580,283
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	6,120,207
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	5,266,600
3,110	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	3,509,386
93,195	Total Colorado			81,300,822
	Florida – 3.9% (2.7% of Total Investments)
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,125,460
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B, 5.000%, 10/01/46	10/24 at 100.00	AA+	2,609,713
590	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2008, 5.000%, 5/01/28	5/18 at 100.00	AA–	638,994
14,730	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	15,352,343
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,710,718
21,955	Total Florida			23,437,228
	Georgia – 1.0% (0.7% of Total Investments)
1,460	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/35	5/25 at 100.00	AA–	1,680,329
2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	1/16 at 100.00	BB–	2,899,826

Nuveen Investments	47

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	$1,371,238
5,610	Total Georgia			5,951,393
	Illinois – 14.5% (10.0% of Total Investments)
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB+	1,279,076
2,950	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	1/16 at 100.00	AA–	2,959,116
7,560	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	3,753,616
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
2,520	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA–	1,327,889
5,335	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,202,875
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,169,927
1,655	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	1,906,212
17,310	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	5,240,256
3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/16 at 100.00	AA	3,883,958
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,376,616
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,716,540
2,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,740
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,045,650
8,395	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 9.282%, 7/01/46 (Pre-refunded 7/01/17) (IF) (5)	7/17 at 100.00	AA+ (4)	9,636,369
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,380,640
7,565	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/21	No Opt. Call	A–	8,304,252
3,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	3,093,900
1,315	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	A3	1,143,879
11,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 0.000%, 12/15/52	No Opt. Call	BBB+	1,464,827
7,075	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 6/15/24 – NPFG Insured	No Opt. Call	AA–	5,244,556
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	A3	986,860
3,720	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AA–	1,080,028
2,525	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	2,892,514
2,410	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	AA–	2,441,330
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	A1	8,746,537
120,955	Total Illinois			87,418,163

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 5.7% (3.9% of Total Investments)
$4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA+	$3,585,912
4,465	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,956,909
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	1,967,732
2,460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,602,975
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	7,519,429
3,485	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+	3,625,376
1,180	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,229,206
1,255	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,339,135
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,450,700
1,005	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/14 (6)	No Opt. Call	N/R	48,682
36,795	Total Indiana			34,326,056
	Iowa – 2.3% (1.6% of Total Investments)
7,055	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	7,483,239
6,425	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	1/16 at 100.00	B+	6,067,834
250	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	248,078
13,730	Total Iowa			13,799,151
	Kansas – 0.6% (0.5% of Total Investments)
3,050	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,078,030
980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	721,231
4,030	Total Kansas			3,799,261
	Kentucky – 1.6% (1.1% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,886,874
1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,640,790
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,091,730
8,515	Total Kentucky			9,619,394
	Louisiana – 6.2% (4.3% of Total Investments)
6,525	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	6,836,699
2,475	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	2,664,065

Nuveen Investments	49

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$28	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006, Residuals 660-1, 16.255%, 5/01/34 (Pre-refunded 5/01/16) – FGIC Insured (IF)	5/16 at 100.00	Aa1 (4)	$30,736
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
6,975	5.000%, 5/01/41 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	Aa1 (4)	7,140,517
20,690	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	21,128,835
36,693	Total Louisiana			37,800,852
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,190,553
	Massachusetts – 3.8% (2.6% of Total Investments)
3,550	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	3,923,105
1,450	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,620,274
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	9,901,385
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	659,438
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	1/16 at 100.00	BBB+	1,755,320
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,570,342
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,595,598
20,775	Total Massachusetts			23,025,462
	Michigan – 5.2% (3.6% of Total Investments)
3,695	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	3,745,843
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,618,180
2,835	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,072,318
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,739,025
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,053,800
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA	2,830,000
3,595	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – NPFG Insured	10/16 at 50.02	Aa2	1,765,936
2,655	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 50.02	Aa2 (4)	1,322,562
6,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 10/15/45	10/25 at 100.00	Aa2	6,660,540
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	1,525,976
32,305	Total Michigan			31,334,180
	Minnesota – 0.2% (0.1% of Total Investments)
1,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2007B, 5.000%, 1/01/24 – NPFG Insured	1/17 at 100.00	AA–	1,203,063

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.8% (2.0% of Total Investments)
$12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	$7,324,731
6,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	7,554,116
2,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	AA+ (4)	2,107,820
20,935	Total Missouri			16,986,667
	Nebraska – 0.2% (0.1% of Total Investments)
935	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/48	11/25 at 100.00	A–	1,009,688
	Nevada – 5.1% (3.5% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	17,388,898
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 19.197%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	4,518,150
3,395	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2009D, 5.000%, 6/01/27	6/19 at 100.00	AA+	3,790,925
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,918,150
27,145	Total Nevada			30,616,123
	New Hampshire – 0.3% (0.2% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	1,657,170
	New Jersey – 1.8% (1.2% of Total Investments)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,182,280
2,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	2,532,325
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	7,024,950
18,600	Total New Jersey			10,739,555
	New York – 7.6% (5.3% of Total Investments)
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,188,440
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	2,926,975
245	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	252,161
4,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Pre-refunded 11/30/15) (Alternative Minimum Tax)	11/15 at 100.00	BB (4)	4,988,283
3,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	BB	3,041,010
1,685	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	1,783,690
3,315	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	3,523,381
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,601,400
10,945	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	11,095,822

Nuveen Investments	51

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
$6,065	6.500%, 12/01/28	12/15 at 100.00	BBB	$6,095,568
1,760	6.000%, 12/01/36	12/20 at 100.00	BBB	2,044,680
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,792,250
43,990	Total New York			46,333,660
	North Carolina – 1.9% (1.3% of Total Investments)
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	AAA	3,025,890
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,895,955
2,380	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,471,773
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,110,900
10,780	Total North Carolina			11,504,518
	North Dakota – 0.7% (0.5% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	1,800,210
2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB–	2,399,162
3,850	Total North Dakota			4,199,372
	Ohio – 8.0% (5.5% of Total Investments)
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	10,373,809
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	640,922
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,860	5.875%, 6/01/30	6/17 at 100.00	B–	6,134,075
9,280	5.750%, 6/01/34	6/17 at 100.00	B–	8,135,034
3,920	6.000%, 6/01/42	6/17 at 100.00	B	3,432,626
6,080	5.875%, 6/01/47	6/17 at 100.00	B	5,255,370
6,625	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	6,063,068
7,050	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	7,888,457
49,815	Total Ohio			47,923,361
	Oklahoma – 3.0% (2.1% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,178,370
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,879,752
12,185	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA	12,662,772
415	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	439,344
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	2,016,520
17,275	Total Oklahoma			18,176,758

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.5% (0.4% of Total Investments)
$3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	$3,176,490
	Pennsylvania – 2.7% (1.8% of Total Investments)
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	5,578,950
160	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	180,059
1,090	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	1,192,885
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,512,255
1,750	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA–	1,895,968
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/34	No Opt. Call	AA–	5,692,756
14,640	Total Pennsylvania			16,052,873
	Puerto Rico – 0.7% (0.5% of Total Investments)
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	196,519
3,975	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	4,018,646
4,190	Total Puerto Rico			4,215,165
	Rhode Island – 0.1% (0.0% of Total Investments)
330	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 – NPFG Insured	11/15 at 100.00	AA–	331,482
	South Carolina – 1.3% (0.9% of Total Investments)
1,220	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	1,018,419
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,873,677
2,900	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	3,241,649
7,575	Total South Carolina			8,133,745
	South Dakota – 1.2% (0.8% of Total Investments)
2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	3,140,489
3,695	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	4,020,123
6,640	Total South Dakota			7,160,612
	Tennessee – 0.2% (0.1% of Total Investments)
1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	1,069,220
	Texas – 16.0% (11.0% of Total Investments)
5,555	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,821,529
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	6,472,680

Nuveen Investments	53

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	$2,297,000
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,141,330
4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26 (Pre-refunded 8/15/16)	8/16 at 60.73	Aaa	2,574,055
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	11,195,900
1,895	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45	6/25 at 100.00	AA	1,891,646
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,248,600
2,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/29	11/24 at 100.00	A2	2,285,740
2,550	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.375%, 8/15/35	2/16 at 100.00	BBB+	2,563,107
6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29 (Pre-refunded 8/01/16)	8/16 at 100.00	AAA	6,296,630
2,725	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/38	8/25 at 100.00	AAA	3,144,323
535	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39	8/17 at 27.35	AAA	142,064
12,975	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39 (Pre-refunded 8/15/17)	8/17 at 27.35	N/R (4)	3,494,816
1,750	Lewisville Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 1996, 0.000%, 8/15/16	No Opt. Call	Aaa	1,746,518
1,020	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	1,054,425
	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007:
1,485	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,540,569
1,015	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,052,981
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	3,163,039
7,000	6.500%, 1/01/43	1/25 at 100.00	A1	8,721,790
4,880	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/45	1/25 at 100.00	A1	5,393,230
2,205	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	2,471,607
8,235	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	9,051,253
2,500	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	2,720,075
1,875	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+	2,038,800
3,600	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,658,348
100,685	Total Texas			96,182,055

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.5% (0.4% of Total Investments)
$3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	$3,262,800
	Virgin Islands – 0.3% (0.2% of Total Investments)
1,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	1,669,188
	Virginia – 1.3% (0.9% of Total Investments)
1,200	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	1,342,128
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	2,236,750
3,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,157,739
7,865	Total Virginia			7,736,617
	Washington – 2.0% (1.4% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/16 at 100.00	AAA	1,319,006
4,265	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station – Nuclear Project 2, Series 2006C, 5.000%, 7/01/23 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (4)	4,398,793
2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA (4)	2,618,072
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,356,600
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	1,134,359
11,420	Total Washington			11,826,830
	West Virginia – 0.2% (0.1% of Total Investments)
1,250	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	1,258,900
	Wisconsin – 0.6% (0.4% of Total Investments)
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	3,523,170
$946,748	Total Municipal Bonds (cost $801,040,226)			872,900,801

Nuveen Investments	55

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$227	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$11,371
60	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	2,419
$287	Total Corporate Bonds ($25,810)				13,790
	Total Long-Term Investments (cost $801,066,036)				872,914,591
	Floating Rate Obligations – (4.0)%				(23,903,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.6)% (9)				(268,800,000)
	Other Assets Less Liabilities – 3.8%				22,531,835
	Net Assets Applicable to Common Shares – 100%				$602,743,093

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56	Nuveen Investments

NMO
Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.7% (99.8% of Total Investments)
	Alabama – 0.6% (0.4% of Total Investments)
	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
$1,720	5.000%, 1/01/36 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	AA (4)	$1,734,224
215	5.000%, 1/01/36 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	AA (4)	216,778
2,215	5.000%, 1/01/41 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	AA (4)	2,233,318
270	5.000%, 1/01/41 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	AA (4)	272,233
4,420	Total Alabama			4,456,553
	Alaska – 2.2% (1.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
5,000	5.000%, 6/01/32	1/16 at 100.00	B	4,542,550
13,025	5.000%, 6/01/46	1/16 at 100.00	B	10,939,437
18,025	Total Alaska			15,481,987
	Arizona – 0.5% (0.3% of Total Investments)
3,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	3,305,460
	California – 22.4% (15.1% of Total Investments)
3,450	Antelope Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	A1	2,021,424
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,859,450
2,500	5.625%, 4/01/44 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,901,500
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	AA+	4,439,440
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B	7,666,605
2,910	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,285,274
2,090	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	12/18 at 100.00	AAA	2,338,041
1,350	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	504,819
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,840,612
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	AA–	8,094,660
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,913,213
25,000	California State, Various Purpose General Obligation Bonds, Series 2005, 4.750%, 3/01/35 (Pre-refunded 3/01/16) – NPFG Insured (UB)	3/16 at 100.00	AAA	25,387,250
2,500	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,834,000
9,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	9,118,350
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,715,060
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA	6,398,711

Nuveen Investments	57

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$13,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	$9,897,255
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,325	4.500%, 6/01/27	6/17 at 100.00	B+	6,207,229
1,640	5.000%, 6/01/33	6/17 at 100.00	B	1,463,060
1,000	5.125%, 6/01/47	6/17 at 100.00	B	849,330
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,288,675
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	896,070
490	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	1/16 at 100.00	N/R (4)	491,891
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	1/16 at 100.00	Aa3 (4)	999,418
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006G, 5.000%, 7/01/26 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	Aa2 (4)	4,128,240
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	811,745
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	2,968,680
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA	6,740,082
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29	No Opt. Call	AA	1,544,000
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	AA	634,530
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,372,000
	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A:
2,000	0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	1,540,900
4,795	5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	5,064,863
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,066,100
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	12/15 at 100.00	AA–	2,503,675
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	5,453,910
6,570	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/47	No Opt. Call	AA	1,293,567
7,345	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/27 (Pre-refunded 8/01/16) – AGM Insured	8/16 at 102.00	AA (4)	7,755,659
190,890	Total California			156,289,288
	Colorado – 8.9% (6.0% of Total Investments)
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,104,367
11,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,925,470
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,373,370

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	$5,275,890
10,145	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	5,858,940
16,060	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	8,099,379
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	2,162,276
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	AA–	5,895,491
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	AA–	2,613,563
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,400,300
10,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	11,611,400
91,840	Total Colorado			62,320,446
	Connecticut – 0.6% (0.4% of Total Investments)
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	4,101,680
	District of Columbia – 1.5% (1.0% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,267,000
	Florida – 4.8% (3.3% of Total Investments)
875	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	AA–	896,534
2,080	Brevard County School Board, Florida, Certificates of Participation, Series 2007C, 5.000%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	2,233,774
4,640	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16	No Opt. Call	A+	4,768,296
1,915	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008, Trust 1191, 8.775%, 1/01/27 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	2,012,091
2,865	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/44	10/24 at 100.00	A+	3,159,407
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,125,460
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,839,075
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/26	10/20 at 100.00	A	3,406,410
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,387,252
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	AA	4,217,040
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/37	8/17 at 100.00	AA	3,656,660
31,460	Total Florida			33,701,999
	Georgia – 1.9% (1.3% of Total Investments)
2,040	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/35	5/25 at 100.00	AA–	2,347,856
10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	10,954,100
12,040	Total Georgia			13,301,956
	Guam – 0.0% (0.0% of Total Investments)
165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	192,893

Nuveen Investments	59

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 16.8% (11.3% of Total Investments)
$4,595	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	AA–	$2,333,433
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB+	1,279,076
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
4,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	3,736,304
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	1,085,580
1,985	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	2,286,303
2,450	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/26 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	2,470,409
9,000	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/16 at 100.00	AA	9,034,560
5,540	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA	5,635,288
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,376,616
11,350	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (Pre-refunded 12/01/15)	12/15 at 100.00	AAA	11,396,081
3,040	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	3,243,954
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,820,315
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	3,300,390
5,390	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	6,202,596
1,970	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	2,170,251
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,416,180
3,200	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	3,449,472
410	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	440,344
5,590	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,920,481
2,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	3,066,115
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	BBB+	5,419,000
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB+	2,372,196
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured	6/22 at 101.00	AA–	6,910,020
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AA–	1,987,418
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AA–	1,199,824
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	AA–	3,969,628
2,080	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 2/01/34 – AGM Insured	2/20 at 100.00	AA	2,224,248
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured	No Opt. Call	AA	3,046,810
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	3,161,940

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA	$3,040,843
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A	2,315,300
3,330	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,719,744
126,155	Total Illinois			117,030,719
	Indiana – 3.6% (2.4% of Total Investments)
4,030	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,473,985
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 4.000%, 5/01/35	5/23 at 100.00	A	4,943,250
1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA–	1,876,425
2,050	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,169,146
6,250	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	6,983,125
1,600	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,716,800
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	2,598,325
23,305	Total Indiana			24,761,056
	Iowa – 2.0% (1.3% of Total Investments)
970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BB+	984,890
7,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	7,695,379
5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,961,550
13,225	Total Iowa			13,641,819
	Kansas – 1.2% (0.8% of Total Investments)
3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	3,422,760
3,460	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,491,797
600	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	602,820
1,305	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	960,415
8,365	Total Kansas			8,477,792
	Kentucky – 0.2% (0.1% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,089,090
	Louisiana – 0.7% (0.5% of Total Investments)
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/41 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	5,118,650
	Maryland – 1.3% (0.9% of Total Investments)
4,410	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	4,445,765

Nuveen Investments	61

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$2,500	Maryland Department of Transportation, County Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	$2,534,175
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44	6/25 at 100.00	AA	2,232,120
8,910	Total Maryland			9,212,060
	Massachusetts – 0.4% (0.3% of Total Investments)
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,595,598
	Michigan – 7.8% (5.3% of Total Investments)
3,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	3,232,860
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,413,150
	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D:
4,000	5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,053,800
5,000	4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	5,010,050
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44	7/22 at 100.00	BBB+	1,373,814
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/31	6/22 at 100.00	AA	3,396,300
17,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/31	10/25 at 100.00	Aa2	19,544,729
5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	5,678,650
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	3,051,952
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	3,139,436
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,386,544
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	1,195,282
49,320	Total Michigan			54,476,567
	Mississippi – 0.6% (0.4% of Total Investments)
4,260	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/16 at 100.00	BBB	4,344,731
	Missouri – 3.0% (2.0% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	5,453,980
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	2,792,050
6,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	7,554,116
5,000	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	5,184,350
25,080	Total Missouri			20,984,496
	Nebraska – 2.3% (1.6% of Total Investments)
2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,828,866
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/48	11/25 at 100.00	A–	1,511,832
11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A2	11,942,972
15,710	Total Nebraska			16,283,670

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 6.8% (4.6% of Total Investments)
$3,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	$3,374,430
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	17,388,899
11,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	13,064,800
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA+	5,846,350
3,000	5.000%, 6/01/39	12/24 at 100.00	AA+	3,427,860
3,760	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/24 at 49.90	AA–	1,172,518
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.924%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,012,100
43,925	Total Nevada			47,286,957
	New Hampshire – 0.5% (0.3% of Total Investments)
3,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	3,314,340
	New Jersey – 4.6% (3.1% of Total Investments)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,182,280
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	2,582,972
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	4,268,800
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/37	1/17 at 35.47	A–	6,198,592
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	6,641,400
5,065	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 5.150%, 1/01/35 – AMBAC Insured	1/17 at 100.00	A+	5,284,466
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa3	2,232,870
910	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,014,632
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B–	2,439,720
58,025	Total New Jersey			31,845,732
	New York – 7.3% (4.9% of Total Investments)
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	1,637,650
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,188,440
3,290	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	3,381,199
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	2,926,975
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	AA	4,139,660
240	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	247,015
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	1/16 at 100.00	AA	5,025
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
10	5.000%, 8/01/17	1/16 at 100.00	AA	10,042
80	5.750%, 8/01/18	1/16 at 100.00	AA	80,377
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,082,680

Nuveen Investments	63

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$4,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	$5,054,590
8,550	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.500%, 12/01/31	12/20 at 100.00	BBB	9,763,331
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,475	6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	AA–	2,486,756
10,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	10,048,800
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,792,250
52,535	Total New York			50,844,790
	North Carolina – 1.3% (0.9% of Total Investments)
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	AAA	3,025,890
	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph's Health System, Series 2007:
1,495	4.500%, 10/01/31 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	AA– (4)	1,607,588
2,505	4.500%, 10/01/31 (UB)	10/17 at 100.00	N/R	2,552,445
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,110,900
8,900	Total North Carolina			9,296,823
	North Dakota – 0.3% (0.2% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	1,800,210
	Ohio – 8.6% (5.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,545	5.375%, 6/01/24	6/17 at 100.00	B–	4,131,405
1,340	5.125%, 6/01/24	6/17 at 100.00	B–	1,203,561
1,695	5.875%, 6/01/30	6/17 at 100.00	B–	1,515,635
6,265	5.750%, 6/01/34	6/17 at 100.00	B–	5,492,024
4,300	6.000%, 6/01/42	6/17 at 100.00	B	3,765,381
1,500	6.500%, 6/01/47	6/17 at 100.00	B	1,400,445
4,750	5.875%, 6/01/47	6/17 at 100.00	B	4,105,758
3,110	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	2,846,210
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	6,795,060
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured	12/16 at 100.00	AA+	10,285,700
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	6,154,115
7,500	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	8,432,475
3,690	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,009,665
60,195	Total Ohio			60,137,434
	Oklahoma – 0.3% (0.2% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,879,752

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 6.1% (4.2% of Total Investments)
$3,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	$3,347,370
2,645	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/16 at 100.00	Ba1	2,654,205
6,975	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA–	7,556,785
3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/36	12/22 at 100.00	AA–	3,438,804
10,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	12,001,100
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	13,877,294
37,625	Total Pennsylvania			42,875,558
	Puerto Rico – 0.8% (0.5% of Total Investments)
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	984,550
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/16 at 100.00	AA–	4,340,979
5,300	Total Puerto Rico			5,325,529
	South Carolina – 1.3% (0.9% of Total Investments)
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,415,400
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,873,677
8,455	Total South Carolina			9,289,077
	South Dakota – 0.1% (0.1% of Total Investments)
545	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	602,105
	Tennessee – 0.3% (0.2% of Total Investments)
2,125	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,327,151
	Texas – 14.0% (9.5% of Total Investments)
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	566,320
2,080	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 5.750%, 1/01/31	1/21 at 100.00	BBB+	2,369,016
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	2,144,750
2,980	Dallas, Texas, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 2/15/16	No Opt. Call	AA+	3,022,823
	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006:
3,950	0.000%, 8/15/30 (Pre-refunded 8/15/16)	8/16 at 49.21	Aaa	1,938,384
4,000	0.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 46.64	Aaa	1,860,520
13,680	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	14,928,983
2,320	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	2,587,264
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,222,640
3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	AA	513,330
2,400	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	2,650,584

Nuveen Investments	65

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	$2,347,080
1,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	842,734
2,725	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AAA	3,139,364
1,015	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	1,049,256
	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007:
1,490	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,545,756
1,020	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,058,168
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	4,983,880
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	1,359,363
4,105	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	4,484,097
4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	4,943,213
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.314%, 8/15/16 (IF)	No Opt. Call	AA	3,785,560
2,675	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,082,162
215	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	256,237
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
7,925	5.000%, 12/15/28	No Opt. Call	A3	8,773,926
1,600	5.000%, 12/15/32	No Opt. Call	A3	1,754,352
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/31	No Opt. Call	AAA	2,892,575
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,440,150
7,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+	7,611,520
2,315	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23 (Pre-refunded 2/01/17)	2/17 at 100.00	AAA	2,447,858
98,110	Total Texas			97,601,865
	Utah – 0.9% (0.6% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,262,800
2,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/25 – NPFG Insured	No Opt. Call	AA–	1,335,320
1,695	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/23 – FGIC Insured	8/16 at 100.00	AA–	1,744,765
6,695	Total Utah			6,342,885
	Virginia – 4.4% (3.0% of Total Investments)
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	1,006,596
21,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	25,867,939
3,600	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,928,572
26,000	Total Virginia			30,803,107

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 3.4% (2.3% of Total Investments)
$970	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	AA–	$988,556
4,690	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2006A, 5.000%, 7/01/20 (Pre-refunded 7/01/16)	7/16 at 100.00	Aa1 (4)	4,837,125
2,575	King County Public Hospital District 1, Washington, Limited Tax General Obligation and Refunding Bonds, Series 2008A, 5.000%, 12/01/37 – AGC Insured	No Opt. Call	AA	2,779,944
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 (Pre-refunded 8/15/18) – AGM Insured	8/18 at 100.00	AA (4)	8,973,200
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	6,331,950
25,235	Total Washington			23,910,775
	West Virginia – 0.5% (0.3% of Total Investments)
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.375%, 6/01/38	6/23 at 100.00	A	3,362,280
	Wisconsin – 2.2% (1.5% of Total Investments)
1,830	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25	5/16 at 100.00	BBB–	1,855,766
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,135,790
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,128,760
10,070	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	11,547,571
13,900	Total Wisconsin			15,667,887
	Wyoming – 0.7% (0.5% of Total Investments)
4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	4,630,310
$1,109,275	Total Municipal Bonds (cost $944,970,927)			1,030,580,077

Shares	Description (1)			Value
	COMMON STOCKS – 0.4% (0.2% of Total Investments)
	Airlines – 0.4% (0.2% of Total Investments)
53,589	American Airlines Group Inc., (6)			$2,476,884
	Total Common Stocks (cost $1,552,724)			2,476,884
Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$669	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$33,469
178	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	7,121
$847	Total Corporate Bonds ($75,979)				40,590
	Total Long-Term Investments (cost $946,599,630)				1,033,097,551
	Floating Rate Obligations – (3.0)%				(20,750,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (50.3)% (9)				(350,900,000)
	Other Assets Less Liabilities – 5.2%				36,304,564
	Net Assets Applicable to Common Shares – 100%				$697,752,115

Nuveen Investments	67

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.0%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

68	Nuveen Investments

NAD
Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.0% (99.9% of Total Investments)
	Arizona – 3.3% (2.3% of Total Investments)
$2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	$2,203,640
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A:
2,350	5.000%, 7/01/33	7/18 at 100.00	AA–	2,556,988
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	8,922,256
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	A–	602,995
5,000	5.000%, 12/01/37	No Opt. Call	A–	5,587,300
18,050	Total Arizona			19,873,179
	California – 14.0% (9.7% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	AA–	616,548
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA	4,452,019
200	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	88,290
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,576,100
3,335	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42	11/16 at 100.00	AA–	3,442,154
5,000	California State, General Obligation Bonds, Refunding Series 2005, 5.000%, 3/01/31 (Pre-refunded 3/01/16)	3/16 at 100.00	A+ (4)	5,081,650
4,300	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	AA–	4,487,394
65	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	1/16 at 100.00	AA–	65,268
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,913,213
2,250	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,550,600
6,025	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	7,095,763
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (4)	5,395,450
2,000	Dublin Unified School District, Alameda County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/31 – NPFG Insured	8/17 at 49.41	Aa2	948,600
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB–	3,519,210
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	2,730,832
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,565,955
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,680	4.500%, 6/01/27	6/17 at 100.00	B+	4,592,858
12,805	5.000%, 6/01/33	6/17 at 100.00	B	11,423,469
1,000	5.125%, 6/01/47	6/17 at 100.00	B	849,330

Nuveen Investments	69

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	$1,288,675
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,968,680
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,073,300
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	Aaa	6,544,934
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	1,704,738
91,320	Total California			84,975,030
	Colorado – 11.3% (7.8% of Total Investments)
1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,138,725
3,475	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,919,626
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,481,861
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,342,325
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,400,160
8,765	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	6,448,323
25,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	13,784,250
60,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	AA–	26,574,600
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	4,306,250
122,055	Total Colorado			68,396,120
	Connecticut – 0.4% (0.3% of Total Investments)
2,235	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	2,291,814
4,178	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (5)	No Opt. Call	N/R	275,597
6,413	Total Connecticut			2,567,411
	Florida – 6.8% (4.7% of Total Investments)
2,735	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/35	11/24 at 100.00	A2	2,985,198
2,500	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	2,710,100
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	3,316,170
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,847,551
	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007:
22,000	5.000%, 8/15/37 (UB)	8/17 at 100.00	AA	22,984,720
7,370	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	7,681,383
39,270	Total Florida			41,525,122

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.4% (1.7% of Total Investments)
$5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/32	5/25 at 100.00	AA–	$5,803,550
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	Baa2 (4)	5,381,050
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37	2/20 at 100.00	AA–	3,310,470
13,000	Total Georgia			14,495,070
	Illinois – 20.6% (14.3% of Total Investments)
3,790	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	1,761,251
7,250	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	7,870,455
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
320	5.500%, 12/20/19 (Alternative Minimum Tax)	4/16 at 100.00	AA–	320,842
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/16 at 100.00	AA–	1,211,779
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/16 at 100.00	AA–	1,927,021
3,665	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	AA– (4)	3,693,990
3,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/33 – FGIC Insured	No Opt. Call	AA–	1,170,990
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	24,656,223
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,716,540
2,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,740
1,120	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,195,141
1,800	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 – AGM Insured	5/18 at 100.00	AA	1,962,558
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	611,850
410	5.000%, 8/15/44	8/25 at 100.00	Baa1	440,344
1,225	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2007, 5.000%, 7/01/19 (Pre-refunded 7/01/17)	7/17 at 100.00	AA+ (4)	1,315,564
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,380,640
5,930	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	6,059,689
2,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	2,062,600
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	Aa3	1,702,860
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (6)	1/16 at 100.00	N/R	1,434,000
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	9,755,778
13,000	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	9,869,080

Nuveen Investments	71

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,840	Oak Park, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 11/01/27 (Pre-refunded 5/01/16) – SYNCORA GTY Insured	5/16 at 55.54	AA (4)	$1,019,654
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA	26,068,338
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	4,229,015
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A1	3,994,976
2,475	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	A2	2,353,131
130,100	Total Illinois			124,925,049
	Indiana – 3.8% (2.7% of Total Investments)
3,400	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA–	3,765,466
4,670	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	5,217,791
970	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	1,010,449
1,030	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,099,051
3,065	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0068, 7.704%, 1/01/25 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	3,174,666
8,675	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	9,016,188
21,810	Total Indiana			23,283,611
	Iowa – 1.7% (1.2% of Total Investments)
1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,463,761
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,420	5.500%, 6/01/42	1/16 at 100.00	B+	2,293,870
7,000	5.625%, 6/01/46	1/16 at 100.00	B+	6,774,600
10,755	Total Iowa			10,532,231
	Kansas – 0.1% (0.1% of Total Investments)
980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	721,231
	Kentucky – 0.3% (0.2% of Total Investments)
2,670	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43	7/31 at 100.00	Baa3	1,903,470
	Louisiana – 3.3% (2.3% of Total Investments)
6,525	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	6,836,699
2,475	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	2,664,065
5,445	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	5,560,488
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/41 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	5,118,650
19,445	Total Louisiana			20,179,902

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.2% (0.1% of Total Investments)
$1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	$1,190,553
	Maryland – 0.5% (0.4% of Total Investments)
3,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 5.000%, 6/01/16	No Opt. Call	AAA	3,084,990
	Massachusetts – 2.9% (2.1% of Total Investments)
1,440	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (5), (8)	1/16 at 100.00	N/R	108,000
2,840	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	3,138,484
1,160	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,296,219
4,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	1/16 at 100.00	AA	4,380,321
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	659,438
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,570,342
2,710	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	2,840,405
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,595,598
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	911,438
18,815	Total Massachusetts			18,500,245
	Michigan – 6.0% (4.1% of Total Investments)
885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	959,384
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	6,082,560
1,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,752,976
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,053,800
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	443,410
3,670	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/32	6/22 at 100.00	AA	4,135,980
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA	2,830,000
10,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/34	10/25 at 100.00	Aa2	11,378,100
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,386,544
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A	3,243,000
33,210	Total Michigan			36,265,754
	Minnesota – 1.5% (1.0% of Total Investments)
6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	7,457,666

Nuveen Investments	73

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$1,575	Minnesota Public Facilities Authority, Water Pollution Control Revolving Fund Bonds, Series 2004B, 5.250%, 3/01/16	No Opt. Call	AAA	$1,602,216
7,950	Total Minnesota			9,059,882
	Missouri – 2.3% (1.6% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	4,684,400
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	3,050,700
5,545	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	6,044,383
17,545	Total Missouri			13,779,483
	Nebraska – 0.1% (0.1% of Total Investments)
470	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	509,038
	Nevada – 8.2% (5.7% of Total Investments)
4,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	4,499,240
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	11,592,600
9,725	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	10,892,000
1,000	Clark County School District, Nevada, General Obligations Bonds, Series 2005C, 5.000%, 6/15/20 – AGM Insured (Pre-refunded 12/15/15)	12/15 at 100.00	AA (4)	1,006,130
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 19.197%, 7/01/31 – BHAC Insured (IF) (7)	7/17 at 100.00	AA+	4,518,150
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	1,703,895
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA+	5,846,350
4,000	5.000%, 6/01/39	12/24 at 100.00	AA+	4,570,480
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,918,150
43,975	Total Nevada			49,546,995
	New Jersey – 5.9% (4.1% of Total Investments)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,182,280
6,850	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 5.750%, 12/01/15 (ETM)	No Opt. Call	N/R (4)	6,883,360
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	A–	4,330,080
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
20,000	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A–	10,455,600
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	6,274,600
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	635,539
6,025	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.625%, 6/01/26	6/17 at 100.00	B+	5,899,379
58,545	Total New Jersey			35,660,838
	New York – 7.1% (4.9% of Total Investments)
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	1,203,642
6,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	6,315,240

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	$5,591,832
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,601,400
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	5,068,900
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,305,400
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
5,000	6.500%, 12/01/28	12/15 at 100.00	BBB	5,025,200
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB	1,940,123
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	10,020,800
40,525	Total New York			43,072,537
	North Carolina – 0.9% (0.6% of Total Investments)
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.250%, 1/15/24 – AGC Insured	1/18 at 100.00	AA–	1,620,390
3,400	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,758,190
4,900	Total North Carolina			5,378,580
	North Dakota – 0.8% (0.5% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,734,736
	Ohio – 5.7% (4.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,820	5.375%, 6/01/24	6/17 at 100.00	B–	1,654,380
210	5.125%, 6/01/24	6/17 at 100.00	B–	188,618
6,315	5.875%, 6/01/30	6/17 at 100.00	B–	5,646,747
1,890	5.750%, 6/01/34	6/17 at 100.00	B–	1,656,812
1,000	6.500%, 6/01/47	6/17 at 100.00	B	933,630
3,930	5.875%, 6/01/47	6/17 at 100.00	B	3,396,974
6,135	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	5,614,629
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	6,795,060
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/16 at 100.00	A+	3,660,987
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,118,930
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,698,495
1,845	5.000%, 2/15/48	2/23 at 100.00	A+	2,004,832
270	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	12/15 at 100.00	Aa1	271,220
35,565	Total Ohio			34,641,314
	Oklahoma – 0.7% (0.5% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,178,370

Nuveen Investments	75

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A:
$1,000	5.000%, 8/15/26	8/25 at 100.00	AA–	$1,214,000
1,750	5.000%, 8/15/28	8/25 at 100.00	AA–	2,089,238
3,750	Total Oklahoma			4,481,608
	Pennsylvania – 3.0% (2.1% of Total Investments)
160	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	180,059
1,090	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	1,192,885
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,512,255
8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	9,062,968
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	6,000,550
15,950	Total Pennsylvania			17,948,717
	Puerto Rico – 0.7% (0.5% of Total Investments)
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/16 at 100.00	AA–	4,340,979
	Rhode Island – 0.5% (0.3% of Total Investments)
3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	1/16 at 100.00	AA–	3,002,190
	South Carolina – 1.4% (0.9% of Total Investments)
1,950	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Refunding Series 2010A, 5.000%, 11/01/37	11/20 at 100.00	AA	2,148,978
1,250	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	710,925
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,415,400
8,200	Total South Carolina			8,275,303
	South Dakota – 0.1% (0.0% of Total Investments)
365	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	403,245
	Tennessee – 0.4% (0.3% of Total Investments)
2,310	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	2,378,515
	Texas – 12.7% (8.8% of Total Investments)
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (5)	1/16 at 100.00	C	147,200
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,297,000
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	3,208,200
2,140	Grapevine-Colleyville Independent School District, Tarrant and Dallas Counties, Texas, General Obligation Bonds, Capital Appreciation, Refunding Series 1998, 0.000%, 8/15/25	No Opt. Call	AAA	1,684,244
1,545	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,722,984
730	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	372,410

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/30	11/24 at 100.00	A2	$1,135,300
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	AA	2,116,451
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 – AGC Insured	No Opt. Call	AA	4,488,680
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	1,710,389
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	6,243,209
2,275	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AAA	2,620,937
65	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 5.000%, 8/15/23	8/17 at 100.00	AAA	70,054
1,500	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 5.000%, 8/15/23 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	1,617,015
2,225	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	AA+	2,435,574
4,105	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	4,484,097
7,855	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	8,837,582
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.314%, 8/15/16 (IF)	No Opt. Call	AA	3,785,560
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,050	5.000%, 12/15/26	No Opt. Call	A3	2,308,382
8,230	5.000%, 12/15/29	No Opt. Call	A3	9,045,758
8,900	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment Revenue Bonds, Series 2010A, 5.000%, 7/01/17 (Pre-refunded 1/01/16)	1/16 at 100.00	AAA	8,973,959
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,440,150
2,100	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	BBB+	2,323,104
82,040	Total Texas			77,068,239
	Virginia – 2.0% (1.4% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,555,575
1,500	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	1,677,660
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	820,680
3,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,267,780
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	4,553,640
14,000	Total Virginia			11,875,335
	Washington – 7.6% (5.3% of Total Investments)
2,000	Skagit County Public Hospital District 2, Washington, Hospital Revenue Bonds, Island Hospital, Refunding Series 2005, 5.000%, 12/01/30 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	A3 (4)	2,008,440

Nuveen Investments	77

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	$4,528,480
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,356,600
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	3,284,307
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	16,711,373
18,470	0.000%, 1/01/21	No Opt. Call	AA+	17,013,824
47,470	Total Washington			45,903,024
	Wisconsin – 4.8% (3.3% of Total Investments)
7,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36	11/16 at 100.00	AA+	7,929,371
780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A2	820,629
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA	4,910,089
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,388,149
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
6,745	6.000%, 5/01/36	5/19 at 100.00	AA–	7,809,630
5,100	6.250%, 5/01/37	5/19 at 100.00	AA–	5,948,435
25,825	Total Wisconsin			28,806,303
$952,538	Total Municipal Bonds (cost $809,311,459)			873,285,829

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$266	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$13,290
71	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	3.000%	7/15/55	N/R	2,827
$337	Total Corporate Bonds ($30,169)				16,117

Shares	Description (1), (10)				Value
	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.				$149,540
32,524	Invesco Quality Municipal Income Trust				399,069
	Total Investment Companies (cost $530,611)				548,609
	Total Long-Term Investments (cost $809,872,239)				873,850,555
	Floating Rate Obligations – (4.2)%				(25,650,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (43.7)% (11)				(265,000,000)
	Other Assets Less Liabilities – 3.8%				23,406,740
	Net Assets Applicable to Common Shares – 100%				$606,607,295

78	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
On January 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 7.125% to 5.700%. On November 11, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.700% to 4.275%.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission ("SEC") on its website at http://www.sec.gov.
(11)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	79

NXZ
Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 143.1% (100.0% of Total Investments)
	Alabama – 0.9% (0.6% of Total Investments)
$1,805	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$1,819,494
2,030	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	2,109,596
3,835	Total Alabama			3,929,090
	Alaska – 2.4% (1.6% of Total Investments)
1,000	Alaska Municipal Bond Bank, General Obligation Bonds, Qualified 501 Series 2013B-2, 5.000%, 6/01/30	6/18 at 100.00	AA+	1,089,940
3,000	Anchorage, Alaska, General Obligation Bonds, Schools Refunding Series 2004B, 5.250%, 12/01/15 – AMBAC Insured	No Opt. Call	AAA	3,013,350
2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 – NPFG Insured	5/17 at 100.00	AA	2,414,301
2,455	North Slope Borough, Alaska, General Obligation Bonds, Series 2007A, 5.000%, 6/30/16 – NPFG Insured	No Opt. Call	Aa2	2,533,806
2,285	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	1/16 at 100.00	B	1,919,126
11,030	Total Alaska			10,970,523
	Arizona – 1.7% (1.2% of Total Investments)
4,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	4,958,190
2,905	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/33	No Opt. Call	Aa1	3,125,693
7,405	Total Arizona			8,083,883
	California – 17.1% (12.0% of Total Investments)
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	6/17 at 100.00	BB	1,093,796
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	12/18 at 100.00	B	3,286,757
9,000	5.600%, 6/01/36	12/18 at 100.00	B	8,795,340
4,080	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	4,149,931
4,345	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	AA–	4,534,355
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,913,213
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	3,481,710
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	Aa1	3,435,680
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aaa	2,709,938
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,350	5.000%, 6/01/33	6/17 at 100.00	B	3,880,679
1,000	5.125%, 6/01/47	6/17 at 100.00	B	849,330
5,255	Los Angeles Unified School District, California, General Obligation Bonds, Election of 2004, Series 2006F, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	5,423,475
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	811,745

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,285	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	$3,405,395
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA–	8,174,853
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	5,314,200
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,406,825
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,066,100
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,170,368
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A1	2,125,730
4,150	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	AA	2,109,238
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,275,900
87,545	Total California			79,414,558
	Colorado – 8.0% (5.6% of Total Investments)
4,445	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	4,856,163
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,400,160
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	2,091,640
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,373,370
3,300	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,453,450
	Denver, Colorado, Airport System Revenue Bonds, Series 2006A:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	AA–	5,623,378
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	AA–	4,534,237
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB+	3,311,500
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	4,346,042
960	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,095,821
45,790	Total Colorado			37,085,761
	Connecticut – 1.9% (1.3% of Total Investments)
3,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	3,742,783
5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, 2nd Lien Refunding Series 2009-1, 5.000%, 2/01/16	No Opt. Call	AA	5,061,950
8,650	Total Connecticut			8,804,733
	District of Columbia – 1.1% (0.8% of Total Investments)
150	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/16 at 100.00	A1	150,015
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,133,500
5,150	Total District of Columbia			5,283,515

Nuveen Investments	81

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 3.3% (2.3% of Total Investments)
$1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	$1,125,460
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,387,252
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
1,795	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,903,705
1,500	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	1,586,985
5,000	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	5,243,550
14,380	Total Florida			15,246,952
	Georgia – 4.6% (3.2% of Total Investments)
2,830	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/33	5/25 at 100.00	AA–	3,274,706
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	2,193,980
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
2,000	5.250%, 2/15/37	2/20 at 100.00	AA–	2,206,980
5,000	5.125%, 2/15/40	2/20 at 100.00	AA–	5,449,900
5,135	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	5,311,952
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	2,788,350
19,465	Total Georgia			21,225,868
	Illinois – 18.1% (12.6% of Total Investments)
3,075	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA– (4)	3,135,516
3,320	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	12/15 at 100.00	AA	3,324,449
5,530	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	2,029,068
3,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	3,001,980
4,390	Chicago, Illinois, General Obligation Bonds, Refunding Project Series 2005B, 4.750%, 1/01/32 – AGM Insured	No Opt. Call	AA	4,403,302
3,360	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	2,291,386
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,376,616
5,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	5,339,800
1,000	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,040,180
10,270	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 (Pre-refunded 5/15/17) – NPFG Insured	5/17 at 100.00	AA– (4)	10,957,679
1,600	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 – AGM Insured	5/18 at 100.00	AA	1,744,496
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,045,650
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,782,875
6,905	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	7,056,012

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,555	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	$1,560,956
2,925	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/22	No Opt. Call	A–	3,207,614
1,955	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	2,144,635
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	Aa3	1,935,900
11,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 0.000%, 12/15/52	No Opt. Call	BBB+	1,464,827
1,730	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AA–	1,872,120
770	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 101.00	AA– (4)	839,924
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AA–	4,417,140
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	3,767,300
3,012	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	3,022,241
1,890	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AA	2,247,172
105,842	Total Illinois			84,008,838
	Indiana – 4.1% (2.9% of Total Investments)
4,000	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2006A, 5.000%, 7/15/26 (Pre-refunded 1/15/17) – AGM Insured	1/17 at 100.00	AA+ (4)	4,220,760
1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA–	1,876,425
2,640	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,793,437
230	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	250,495
1,115	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	1,161,496
1,190	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,269,778
5,180	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	5,383,729
2,470	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,923,216
6,100	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24 (6)	2/16 at 100.00	N/R	295,484
24,800	Total Indiana			19,174,820
	Iowa – 1.6% (1.1% of Total Investments)
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,096,450
6,340	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	6,291,245
7,340	Total Iowa			7,387,695

Nuveen Investments	83

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.7% (0.5% of Total Investments)
$2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	$2,281,840
1,305	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	960,415
3,305	Total Kansas			3,242,255
	Kentucky – 0.2% (0.2% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,089,090
	Louisiana – 0.9% (0.6% of Total Investments)
3,960	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	4,043,992
	Massachusetts – 1.6% (1.1% of Total Investments)
2,130	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	2,353,863
870	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	972,164
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,671,105
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,595,598
6,780	Total Massachusetts			7,592,730
	Michigan – 9.4% (6.5% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
1,025	6.000%, 10/01/33	10/23 at 100.00	N/R	841,597
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	984,988
885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	959,384
1,075	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	1,078,236
4,375	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	4,430,913
3,750	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	3,800,700
6,880	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36	5/20 at 100.00	A2	7,654,550
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	AA–	1,084,800
3,670	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/32	6/22 at 100.00	AA	4,135,980
12,500	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/32	10/25 at 100.00	Aa2	14,325,250
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured	No Opt. Call	AA–	1,957,878
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A	2,162,000
40,360	Total Michigan			43,416,276

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 1.2% (0.9% of Total Investments)
$4,230	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	$4,809,975
770	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	AA (4)	897,889
5,000	Total Minnesota			5,707,864
	Missouri – 1.5% (1.0% of Total Investments)
3,730	Missouri Highways and Transportation Commission, Federal Reimbursement State Road Revenue Bonds, Series 2009A, 5.000%, 5/01/16	No Opt. Call	AA+	3,821,833
	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A:
1,325	4.500%, 12/15/23 – NPFG Insured	12/16 at 100.00	AA–	1,377,112
1,475	4.500%, 12/15/26 – NPFG Insured	12/16 at 100.00	AA–	1,533,912
6,530	Total Missouri			6,732,857
	Nebraska – 0.1% (0.1% of Total Investments)
580	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	628,175
	Nevada – 4.1% (2.9% of Total Investments)
3,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	3,374,430
1,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,120,840
5,500	Clark County, Nevada, Limited Tax General Obligation Bonds Bank Bonds, Southern Nevada Water Authority, Series 2006, 4.750%, 6/01/30 – AGM Insured	No Opt. Call	Aa1	5,641,130
2,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 19.197%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	2,409,680
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/39	12/24 at 100.00	AA+	4,570,480
1,750	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.924%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	2,108,470
17,250	Total Nevada			19,225,030
	New Jersey – 2.8% (2.0% of Total Investments)
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	2,582,972
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	A–	3,213,053
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	653,946
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	6,533,400
21,200	Total New Jersey			12,983,371
	New York – 9.2% (6.5% of Total Investments)
12,020	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/46	No Opt. Call	BBB–	2,677,816
4,160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	4,551,955
3,240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	3,358,649
12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,001,856
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,601,400

Nuveen Investments	85

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$9,345	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	$9,473,774
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,305,400
1,670	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB	1,940,123
50,235	Total New York			42,910,973
	North Carolina – 2.0% (1.4% of Total Investments)
3,200	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/41	No Opt. Call	AA+	3,314,496
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,647,655
2,375	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,466,580
8,875	Total North Carolina			9,428,731
	North Dakota – 0.7% (0.5% of Total Investments)
3,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/29	12/21 at 100.00	A–	3,297,270
	Ohio – 3.6% (2.5% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
685	5.375%, 6/01/24	6/17 at 100.00	B–	622,665
500	5.125%, 6/01/24	6/17 at 100.00	B–	449,090
5,275	5.875%, 6/01/30	6/17 at 100.00	B–	4,716,800
10,000	5.750%, 6/01/34	6/17 at 100.00	B–	8,766,200
1,500	6.500%, 6/01/47	6/17 at 100.00	B	1,400,445
1,000	5.875%, 6/01/47	6/17 at 100.00	B	864,370
18,960	Total Ohio			16,819,570
	Oklahoma – 1.1% (0.8% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,178,370
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A+	3,992,870
4,500	Total Oklahoma			5,171,240
	Oregon – 0.8% (0.5% of Total Investments)
3,500	Portland, Oregon, General Obligation Bonds, Series 2001B, 0.000%, 6/01/16	No Opt. Call	Aa1	3,494,925
	Pennsylvania – 3.4% (2.3% of Total Investments)
445	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	500,790
3,030	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	3,316,002
10,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.250%, 5/15/30 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	11,781,600
13,475	Total Pennsylvania			15,598,392
	Puerto Rico – 0.4% (0.3% of Total Investments)
30,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	2,012,400
	Rhode Island – 0.7% (0.5% of Total Investments)
3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	1/16 at 100.00	AA–	3,002,190

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 4.7% (3.3% of Total Investments)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
$21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	$12,212,718
5,560	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	3,162,194
1,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005A, 5.250%, 1/01/17 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	1,008,370
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,415,400
33,130	Total South Carolina			21,798,682
	Texas – 22.4% (15.7% of Total Investments)
4,420	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/16	No Opt. Call	AAA	4,588,844
4,000	Board of Regents, University of Texas System, Financing System Revenue Refunding Bonds, Series 2006B, 5.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 100.00	AAA	4,147,960
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,426,663
7,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	7,837,130
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	1/16 at 100.00	BB+	10,018,200
1,545	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,722,984
4,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	4,198,880
4,180	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	AA	678,330
1,920	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	627,091
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	1,577,162
40,000	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA	11,508,400
2,400	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	2,552,064
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,347,080
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	2,732,250
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	2,991,862
2,600	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 8/15/37	8/16 at 100.00	AAA	2,686,086
1,685	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 8/15/37 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	1,746,738
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	6,397,000
2,870	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	3,135,045
7,855	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	8,837,582
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.314%, 8/15/16 (IF)	No Opt. Call	AA	3,785,560

Nuveen Investments	87

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,680	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	$3,087,923
210	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	250,278
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	5,495,600
1,190	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,294,756
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+	5,436,800
2,900	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35	1/16 at 100.00	AAA	2,911,774
143,330	Total Texas			104,020,042
	Virginia – 1.6% (1.1% of Total Investments)
600	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	671,064
5,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	3,794,699
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,065,525
820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	932,077
8,305	Total Virginia			7,463,365
	Washington – 2.4% (1.7% of Total Investments)
3,020	King County Public Hospital District 1, Washington, Limited Tax General Obligation and Refunding Bonds, Series 2008A, 5.000%, 12/01/37 – AGC Insured	No Opt. Call	AA	3,260,361
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,197,198
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,546,815
9,740	Total Washington			11,004,374
	West Virginia – 0.7% (0.5% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	Baa1	3,293,882
	Wisconsin – 2.1% (1.4% of Total Investments)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,388,149
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	2,692,124
3,690	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	3,763,578
1,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	1,720,094
8,940	Total Wisconsin			9,563,945
$789,137	Total Municipal Bonds (cost $612,143,040)			664,157,857

88	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$277	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$13,865
74	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	2,950
$351	Total Corporate Bonds ($31,474)				16,815
	Total Long-Term Investments (cost $612,174,514)				664,174,672
	Floating Rate Obligations – (4.2)%				(19,570,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.2)% (9)				(196,000,000)
	Other Assets Less Liabilities – 3.3%				15,670,320
	Net Assets Applicable to Common Shares – 100%				$464,274,992

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.5%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	89

NZF
Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.8% (99.6% of Total Investments)
	Alabama – 1.1% (0.7% of Total Investments)
$2,365	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$2,383,991
3,500	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	3,640,980
5,865	Total Alabama			6,024,971
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	1/16 at 100.00	B	839,880
	Arizona – 1.9% (1.3% of Total Investments)
2,060	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	2,260,829
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Tender Option Bond Trust 3151, 13.450%, 7/01/16 (IF)	No Opt. Call	AAA	4,501,174
1,510	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	1,518,063
325	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BB+	335,725
1,880	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	2,100,825
9,165	Total Arizona			10,716,616
	California – 14.8% (10.1% of Total Investments)
950	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	993,643
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	9,582,400
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	3,867,058
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,993,177
5,355	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 13.508%, 5/15/40 (IF)	5/18 at 100.00	AA–	7,371,318
415	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 5.375%, 7/01/45	7/25 at 100.00	BB	422,167
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA	20,063
660	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	686,129
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	1,772,392
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,808,461
1,560	6.000%, 1/15/49	1/24 at 100.00	BBB–	1,829,989
750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	669,083
3,430	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A1	3,804,556

90	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	$9,045,465
14,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	6/17 at 13.65	B–	1,150,380
10,600	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	B–	2,242,218
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 4.500%, 1/01/27 (Alternative Minimum Tax)	1/22 at 100.00	A	3,003,330
2,710	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,656,874
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	11,962,381
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA	4,253,018
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	232,134
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,316,729
3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 1005, 13.266%, 8/01/41 (IF) (5)	8/21 at 100.00	AA+	4,259,640
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
1,025	5.000%, 1/15/44	1/25 at 100.00	BBB–	1,087,423
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB–	3,328,270
98,935	Total California			84,358,298
	Colorado – 4.3% (3.1% of Total Investments)
2,485	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R	2,460,697
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	5,116,350
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	513,755
	Denver, Colorado, Airport System Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	5,623,378
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,453,450
4,335	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	4,534,237
	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:
950	5.125%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	974,795
2,000	5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	AA	2,048,440
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	719,132
24,565	Total Colorado			25,444,234
	Connecticut – 0.3% (0.2% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,627,170
	District of Columbia – 2.7% (1.8% of Total Investments)
3,390	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	3,563,975
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	10,303,300

Nuveen Investments	91

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.876%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	$1,456,445
14,725	Total District of Columbia			15,323,720
	Florida – 4.5% (3.1% of Total Investments)
1,715	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/16 at 100.00	B2	1,727,022
5,005	Broward County, Florida, Airport System Revenue Refunding Bonds, Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+	5,700,495
2,065	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A, 5.000%, 7/04/50	7/25 at 100.00	A	2,061,469
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
275	5.250%, 5/01/35	5/26 at 100.00	N/R	277,654
305	5.300%, 5/01/36	5/26 at 100.00	N/R	308,181
480	5.500%, 5/01/45	5/26 at 100.00	N/R	484,958
655	5.500%, 5/01/46	5/26 at 100.00	N/R	660,718
4,695	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	5,143,748
2,490	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,772,690
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	101,233
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	5,685,474
70	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	52,604
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	119,866
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	37,751
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	10,203
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	202,630
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	182,266
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	94,100
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	5/18 at 100.00	N/R	2
24,570	Total Florida			25,623,065
	Georgia – 4.2% (2.9% of Total Investments)
15,295	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	17,602,557
2,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	2,009,140
4,010	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	4,265,557
21,305	Total Georgia			23,877,254

92	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.2% (0.1% of Total Investments)
$810	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	$907,686
	Illinois – 15.3% (10.5% of Total Investments)
3,200	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	3,403,424
3,780	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	AA– (4)	3,809,900
1,500	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	1,540,080
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	No Opt. Call	AA	5,839,549
2,220	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	2,237,871
11,175	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	11,610,378
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
825	6.875%, 10/01/31	10/21 at 100.00	BBB–	896,041
1,050	7.125%, 10/01/41	10/21 at 100.00	BBB–	1,148,627
1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	1,088,750
3,630	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	3,938,405
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	4,405,335
	Illinois State, General Obligation Bonds, February Series 2014:
1,600	5.250%, 2/01/32	2/24 at 100.00	A–	1,696,560
1,000	5.250%, 2/01/33	2/24 at 100.00	A–	1,056,800
1,130	5.250%, 2/01/34	2/24 at 100.00	A–	1,190,997
1,000	5.000%, 2/01/39	2/24 at 100.00	A–	1,023,690
6,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	1/16 at 100.00	A–	6,022,740
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 17.802%, 1/01/21 (IF)	No Opt. Call	AA–	777,431
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (7)	1/16 at 100.00	N/R	3,346,000
2,565	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB+	2,638,513
585	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB+	601,725
12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB+	12,561,600
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	AA	11,767,050
2,680	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	AA–	3,166,393
145	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	179,388
1,915	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	1,701,286
121,315	Total Illinois			87,648,533
	Indiana – 10.2% (7.1% of Total Investments)
4,230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24	1/16 at 100.00	Aa3	4,246,624

Nuveen Investments	93

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$630	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	$559,692
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A, 5.000%, 10/01/44	10/23 at 100.00	BBB+	9,799,689
5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,727,051
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
2,680	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	2,918,815
7,000	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	7,511,000
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	7,330,336
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A+	14,346,280
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,012,368
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,500	5.750%, 9/01/42	9/17 at 100.00	N/R	2,587,325
2,500	5.800%, 9/01/47	9/17 at 100.00	N/R	2,587,150
54,740	Total Indiana			58,626,330
	Iowa – 0.3% (0.2% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
525	5.500%, 6/01/42	1/16 at 100.00	B+	497,637
1,000	5.625%, 6/01/46	1/16 at 100.00	B+	967,800
1,525	Total Iowa			1,465,437
	Kansas – 0.8% (0.6% of Total Investments)
	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B:
1,000	5.125%, 5/15/37	5/16 at 101.00	N/R	1,005,160
1,000	5.125%, 5/15/42	5/16 at 101.00	N/R	1,004,420
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
1,840	5.750%, 9/01/32	9/25 at 100.00	N/R	1,831,978
875	6.000%, 9/01/35	9/25 at 100.00	N/R	869,199
4,715	Total Kansas			4,710,757
	Kentucky – 3.5% (2.4% of Total Investments)
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Revenue Bonds, Rosedale Green Project, Refunding Series 2015:
245	5.750%, 11/15/45	11/25 at 100.00	N/R	246,570
1,070	5.750%, 11/15/50	11/25 at 100.00	N/R	1,071,990
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	1,089,090
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,130	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,284,127
2,100	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,253,699
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43	7/31 at 100.00	Baa3	951,735
2,295	0.000%, 7/01/46	7/31 at 100.00	Baa3	1,635,922
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,450,616
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	699,765
94	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	$6,145,470
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	10/22 at 100.00	A+	222,688
19,485	Total Kentucky			20,051,672
	Louisiana – 4.5% (3.1% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	2,266,420
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	3,254,910
2,680	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,808,024
1,020	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,097,918
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	5,283,760
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	2,471,351
5,100	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	5,479,899
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	2,800,845
23,020	Total Louisiana			25,463,127
	Maryland – 0.5% (0.3% of Total Investments)
1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R	973,010
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (6)	12/16 at 100.00	N/R	1,140,000
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	563,919
3,555	Total Maryland			2,676,929
	Massachusetts – 3.9% (2.7% of Total Investments)
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	513,347
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	BBB+	1,524,909
1,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/16 at 101.00	N/R	1,389,754
1,600	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,788,064
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	435,936
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	5,010,300
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,517,460
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	8,054,799
21,015	Total Massachusetts			22,234,569
	Michigan – 6.8% (4.6% of Total Investments)
15,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa1	18,304,650
690	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	747,995

Nuveen Investments	95

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	$2,158,640
2,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Series 2014A, 5.000%, 7/01/47	No Opt. Call	AA–	2,159,640
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,219,961
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	5,476,600
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa2	2,577,803
2,865	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	2,990,057
33,385	Total Michigan			38,635,346
	Minnesota – 0.6% (0.4% of Total Investments)
2,040	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	4/16 at 101.00	Aa1	2,063,807
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,379,881
3,415	Total Minnesota			3,443,688
	Mississippi – 0.4% (0.2% of Total Investments)
2,020	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	5/16 at 100.00	AA+	2,028,100
	Missouri – 1.7% (1.1% of Total Investments)
1,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	B	1,358,955
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	1,010,210
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
740	5.125%, 6/01/25	No Opt. Call	N/R	742,538
1,810	5.750%, 6/01/35	6/25 at 100.00	N/R	1,805,674
1,750	6.000%, 6/01/46	6/25 at 100.00	N/R	1,753,833
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,823,000
9,295	Total Missouri			9,494,210
	Nebraska – 1.0% (0.7% of Total Investments)
1,175	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/48	11/25 at 100.00	A–	1,268,859
2,765	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Subordinated Lien Series 2014CC, 4.000%, 2/01/38	2/24 at 100.00	AA–	2,825,388
1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.228%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	1,674,963
4,945	Total Nebraska			5,769,210
	Nevada – 5.3% (3.7% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	11,592,600
6,935	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	7,767,200
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	11,217,400
26,935	Total Nevada			30,577,200

96	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 3.2% (2.2% of Total Investments)
$12,395	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A–	$4,656,678
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	8,259,000
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	A–	5,270,200
37,395	Total New Jersey			18,185,878
	New York – 9.2% (6.3% of Total Investments)
900	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	B	775,521
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,275	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,444,244
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	856,630
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	3,477,934
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	5,323,610
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,390,787
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	3,117,600
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,324,116
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	6,519,900
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA–	842,775
8,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	8,420,320
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,639,281
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	1/16 at 100.00	AA	10,046
10,855	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	11,004,582
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	Aa1	3,349,440
51,460	Total New York			52,496,786
	North Carolina – 0.6% (0.4% of Total Investments)
1,710	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.219%, 7/15/32 (IF) (5)	1/18 at 100.00	AA–	1,942,731
1,200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,248,312
2,910	Total North Carolina			3,191,043
	Ohio – 5.7% (3.9% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AA–	871,680

Nuveen Investments	97

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$2,710	5.875%, 6/01/30	6/17 at 100.00	B–	$2,423,228
3,705	5.750%, 6/01/34	6/17 at 100.00	B–	3,247,877
495	6.000%, 6/01/42	6/17 at 100.00	B	433,457
11,705	6.500%, 6/01/47	6/17 at 100.00	B	10,928,139
6,610	5.875%, 6/01/47	6/17 at 100.00	B	5,713,486
1,660	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	1,519,199
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	6,402,852
1,165	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	1,172,305
34,650	Total Ohio			32,712,223
	Oklahoma – 2.2% (1.5% of Total Investments)
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
4,390	5.000%, 2/15/37	2/17 at 100.00	AA	4,568,454
1,110	5.000%, 2/15/42	2/17 at 100.00	AA	1,153,523
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
150	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	158,799
35	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	37,053
6,305	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	6,581,285
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 3500, 8.554%, 6/15/30 (IF)	12/16 at 100.00	AA+	95,011
12,078	Total Oklahoma			12,594,125
	Pennsylvania – 1.3% (0.9% of Total Investments)
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	501,880
2,710	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	2,894,307
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/16 at 100.00	N/R	2,003,746
42	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23	1/16 at 100.00	N/R	42,361
2,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,200,694
7,593	Total Pennsylvania			7,642,988
	South Carolina – 2.4% (1.7% of Total Investments)
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	7,555,571
5,700	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	6,390,726
12,630	Total South Carolina			13,946,297
	South Dakota – 0.1% (0.1% of Total Investments)
760	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	826,872
	Tennessee – 2.0% (1.4% of Total Investments)
5,065	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,546,833
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	BBB+	2,542,652

98	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$1,595	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	$1,655,833
3,680	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	1,041,403
415	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	427,309
13,150	Total Tennessee			11,214,030
	Texas – 20.1% (13.8% of Total Investments)
5,495	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	5,569,292
2,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	3,104,622
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	5,056,515
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 18.010%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,556,442
1,935	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	2,157,912
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	89,795
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	170,469
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	275,980
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	520,500
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	642,330
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	BB–	251,528
10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	11,294,000
705	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27	9/16 at 100.00	A2	729,717
4,260	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	4,434,404
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	8,062,260
14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,579,140
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A1	8,825,200
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,932,630
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	2,991,045
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
4,370	0.000%, 9/01/43	9/31 at 100.00	AA+	3,956,074
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	9,091,471
5,900	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	6,532,893
1,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/35	1/25 at 100.00	A2	1,116,740
3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,962,770
7,700	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Refunding Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	7,986,825

Nuveen Investments	99

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$435	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	$476,964
1,665	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,811,570
6,925	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	7,470,898
110,535	Total Texas			114,649,986
	Utah – 1.1% (0.8% of Total Investments)
155	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001-E1 Class II, 5.500%, 1/01/23 (Pre-refunded 1/01/16) (Alternative Minimum Tax)	1/16 at 100.00	Aaa	155,350
220	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001-E1 Class III, 5.200%, 1/01/18 (Pre-refunded 1/01/16) (Alternative Minimum Tax)	1/16 at 100.00	AA– (4)	220,427
215	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001-F1 Class II, 5.300%, 7/01/23 (Pre-refunded 1/01/16) (Alternative Minimum Tax)	1/16 at 100.00	Aaa	215,447
370	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001-F1 Class III, 4.950%, 7/01/18 (Pre-refunded 1/01/16) (Alternative Minimum Tax)	1/16 at 100.00	AA– (4)	370,962
4,935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A+	5,399,680
5,895	Total Utah			6,361,866
	Virginia – 0.1% (0.1% of Total Investments)
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28	12/15 at 100.00	N/R	820,710
	Washington – 5.8% (4.0% of Total Investments)
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2015A, 5.000%, 7/01/38 (UB) (5)	7/25 at 100.00	Aa1	6,881,100
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,776,750
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	10,755,799
9,255	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 4.000%, 7/01/36	7/25 at 100.00	Baa1	9,019,274
3,410	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,786,361
31,165	Total Washington			33,219,284
	Wisconsin – 2.1% (1.5% of Total Investments)
235	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	242,204
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	1,030,629
10,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/44	12/24 at 100.00	AA–	10,937,799
11,235	Total Wisconsin			12,210,632
$864,261	Total Municipal Bonds (cost $766,191,176)			827,640,722

100	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$45	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$2,259
12	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	3.000%	7/15/55	N/R	481
$57	Total Corporate Bonds ($5,125)				2,740

Shares	Description (1), (10)				Value
	INVESTMENT COMPANIES – 0.6% (0.4% of Total Investments)
26,880	Dreyfus Strategic Municipal Fund				$223,642
6,266	BlackRock MuniHoldings Fund Inc.				106,334
131,278	Deutsche Municipal Income Trust				1,785,381
43,020	Invesco VK Investment Grade Municipal Trust				566,143
30,000	Invesco VK Municipal Opportunity Trust				386,100
43,420	PIMCO Municipal Income Fund II				538,408
	Total Investment Companies (cost $3,325,133)				3,606,008
	Total Long-Term Investments (cost $769,521,434)				831,249,470
	Floating Rate Obligations – (7.2)%				(41,452,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Value – (26.2)% (11)				(150,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (14.2)% (11)				(81,000,000)
	Other Assets Less Liabilities – 2.2%				12,992,176
	Net Assets Applicable to Common Shares – 100%				$571,789,646

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)
On January 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 7.125% to 5.700%. On November 11, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.700% to 4.275%.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission ("SEC") on its website at http://www.sec.gov.
(11)	Institutional MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 18.0% and 9.7%, respectively.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of
	Assets and Liabilities	October 31, 2015

	Performance		Municipal		Market
	Plus		Advantage		Opportunity
	(NPP	)	(NMA	)	(NMO	)
Assets
Long-term investments, at value (cost $1,359,994,139, $801,066,036 and $946,599,630, respectively)	$1,499,856,992		$872,914,591		$1,033,097,551
Cash	9,211,302		3,010,573		—
Receivable for:
Dividends and interest	17,779,817		12,592,318		13,319,263
Investments sold	17,495,136		8,329,750		24,930,995
Deferred offering costs	26,684		1,876,990		3,586,438
Other assets	205,282		367,442		426,665
Total assets	1,544,575,213		899,091,664		1,075,360,912
Liabilities
Cash overdraft	—		—		2,461,633
Floating rate obligations	28,050,000		23,903,333		20,750,000
Payable for:
Dividends	3,947,967		2,327,290		2,650,213
Interest	430,199		—		—
Investments purchased	6,813,423		—		—
Offering costs	63,500		—		—
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value	535,000,000		—		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	—		268,800,000		350,900,000
Accrued expenses:
Management fees	760,983		458,059		533,447
Directors/Trustees fees	209,654		150,141		157,148
Other	166,262		709,748		156,356
Total liabilities	575,441,988		296,348,571		377,608,797
Net assets applicable to common shares	$969,133,225		$602,743,093		$697,752,115
Common shares outstanding	60,025,455		39,289,967		45,874,035
Net asset value ("NAV") per common share outstanding	$16.15		$15.34		$15.21
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$600,255		$392,900		$458,740
Paid-in surplus	835,747,414		544,560,463		636,049,537
Undistributed (Over-distribution of) net investment income	10,276,627		1,420,243		2,732,369
Accumulated net realized gain (loss)	(17,353,924)		(15,479,068)		(27,986,452)
Net unrealized appreciation (depreciation)	139,862,853		71,848,555		86,497,921
Net assets applicable to common shares	$969,133,225		$602,743,093		$697,752,115
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000
See accompanying notes to financial statements.

102	Nuveen Investments

	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAD	)	(NXZ	)	(NZF	)
Assets
Long-term investments, at value (cost $809,872,239, $612,174,514 and $769,521,434 respectively)	$873,850,555		$664,174,672		$831,249,470
Cash	9,913,247		5,009,282		2,472,440
Receivable for:
Dividends and interest	12,109,188		9,007,991		12,420,360
Investments sold	5,584,750		2,600,000		921,316
Deferred offering costs	85,235		1,919,208		680,958
Other assets	126,991		246,104		123,153
Total assets	901,669,966		682,957,257		847,867,697
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	25,650,000		19,570,000		41,452,000
Payable for:
Dividends	2,723,156		1,883,366		2,375,096
Interest	217,591		—		69,948
Investments purchased	787,790		—		163,525
Offering costs	—		—		—
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation value	—		—		150,000,000
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value	265,000,000		—		81,000,000
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	—		196,000,000		—
Accrued expenses:
Management fees	452,049		332,291		439,294
Directors/Trustees fees	128,800		92,223		122,439
Other	103,285		804,385		455,749
Total liabilities	295,062,671		218,682,265		276,078,051
Net assets applicable to common shares	$606,607,295		$464,274,992		$571,789,646
Common shares outstanding	39,296,352		29,453,512		36,312,525
Net asset value ("NAV") per common share outstanding	$15.44		$15.76		$15.75
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$392,964		$294,535		$363,125
Paid-in surplus	547,759,452		417,310,952		508,905,394
Undistributed (Over-distribution of) net investment income	4,903,386		4,823,084		5,436,070
Accumulated net realized gain (loss)	(10,426,823)		(10,153,737)		(4,642,979)
Net unrealized appreciation (depreciation)	63,978,316		52,000,158		61,728,036
Net assets applicable to common shares	$606,607,295		$464,274,992		$571,789,646
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited
See accompanying notes to financial statements.

Nuveen Investments	103

Statement of
	Operations	Year Ended October 31, 2015

	Performance	Municipal	Market	Dividend	Dividend		Dividend
	Plus	Advantage	Opportunity	Advantage	Advantage 2		Advantage 3
	(NPP )	(NMA )	(NMO )	(NAD )	(NXZ	)	(NZF )
Investment Income	$67,723,669	$40,847,064	$46,853,605	$41,533,459	$29,232,275		$38,462,866
Expenses
Management fees	8,989,184	5,401,086	6,284,367	5,337,538	3,918,760		5,171,618
Interest expense and amortization of offering costs	6,239,792	537,830	737,875	2,864,395	431,247		2,605,455
Liquidity fees	—	2,636,964	3,407,133	—	1,821,587		—
Remarketing fees	—	272,536	355,775	—	198,725		—
Custodian fees	180,071	109,795	129,852	108,321	86,212		104,356
Directors/Trustees fees	40,470	24,729	28,102	23,432	18,847		22,783
Professional fees	76,359	76,707	162,231	55,664	150,860		34,523
Shareholder reporting expenses	98,947	49,752	69,495	63,153	50,933		38,732
Shareholder servicing agent fees	106,112	65,655	56,917	23,237	2,714		32,676
Stock exchange listing fees	19,186	12,810	14,663	12,561	5,902		9,851
Investor relations expenses	76,703	42,588	55,485	44,701	34,556		40,173
Reorganization expenses	—	570,000	—	—	700,000		345,000
Other	57,555	65,624	91,230	49,582	63,711		44,070
Total expenses	15,884,379	9,866,076	11,393,125	8,582,584	7,484,054		8,449,237
Net investment income (loss)	51,839,290	30,980,988	35,460,480	32,950,875	21,748,221		30,013,629
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,269,350	(340,068)	3,270,172	(450,462)	7,154,040		(3,220,085)
Change in net unrealized appreciation (depreciation) of investments	(11,055,448)	(1,938,632)	(3,451,534)	(5,996,275)	(6,288,981)		(1,290,726)
Net realized and unrealized gain (loss)	(7,786,098)	(2,278,700)	(181,362)	(6,446,737)	865,059		(4,510,811)
Net increase (decrease) in net assets applicable to common shares from operations	$44,053,192	$28,702,288	$35,279,118	$26,504,138	$22,613,280		$25,502,818
See accompanying notes to financial statements.

104	Nuveen Investments

Statement of
Changes in Net Assets

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/15	10/31/14	10/31/15	10/31/14	10/31/15	10/31/14
Operations
Net investment income (loss)	$51,839,290	$54,664,474	$30,980,988	$34,442,280	$35,460,480	$36,733,307
Net realized gain (loss) from investments	3,269,350	(10,740,119)	(340,068)	(9,717,188)	3,270,172	(4,903,345)
Change in net unrealized appreciation (depreciation) of investments	(11,055,448)	102,403,992	(1,938,632)	67,271,943	(3,451,534)	73,626,256
Net increase (decrease) in net assets applicable to common shares from operations	44,053,192	146,328,347	28,702,288	91,997,035	35,279,118	105,456,218
Distributions to Common Shareholders
From net investment income	(54,467,103)	(55,499,540)	(31,324,888)	(34,879,274)	(36,107,456)	(36,846,029)
Decrease in net assets applicable to common shares from distributions to common shareholders	(54,467,103)	(55,499,540)	(31,324,888)	(34,879,274)	(36,107,456)	(36,846,029)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	—	—	(499,371)	—	—	—
Cost of shares repurchased through tender offer	—	—	—	(64,644,200)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(499,371)	(64,644,200)	—	—
Net increase (decrease) in net assets applicable to common shares	(10,413,911)	90,828,807	(3,121,971)	(7,526,439)	(828,338)	68,610,189
Net assets applicable to common shares at the beginning of period	979,547,136	888,718,329	605,865,064	613,391,503	698,580,453	629,970,264
Net assets applicable to common shares at the end of period	$969,133,225	$979,547,136	$602,743,093	$605,865,064	$697,752,115	$698,580,453
Undistributed (Over-distribution of) net investment income at the end of period	$10,276,627	$12,837,002	$1,420,243	$1,390,520	$2,732,369	$3,248,957
See accompanying notes to financial statements.

Nuveen Investments	105

Statement of Changes in Net Assets (continued)

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/15	10/31/14	10/31/15	10/31/14	10/31/15	10/31/14
Operations
Net investment income (loss)	$32,950,875	$34,149,755	$21,748,221	$25,186,900	$30,013,629	$28,621,686
Net realized gain (loss) from investments	(450,462)	(5,675,548)	7,154,040	(4,244,713)	(3,220,085)	2,902,509
Change in net unrealized appreciation (depreciation) of investments	(5,996,275)	55,026,460	(6,288,981)	40,639,109	(1,290,726)	55,454,652
Net increase (decrease) in net assets applicable to common shares from operations	26,504,138	83,500,667	22,613,280	61,581,296	25,502,818	86,978,847
Distributions to Common Shareholders
From net investment income	(34,348,941)	(35,535,691)	(24,288,229)	(24,679,326)	(28,195,874)	(28,964,800)
Decrease in net assets applicable to common shares from distributions to common shareholders	(34,348,941)	(35,535,691)	(24,288,229)	(24,679,326)	(28,195,874)	(28,964,800)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	—	—	(337,507)	—	(238,387)	(412,130)
Cost of shares repurchased through tender offer	—	—	—	—	—	(61,388,654)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(337,507)	—	(238,387)	(61,800,784)
Net increase (decrease) in net assets applicable to common shares	(7,844,803)	47,964,976	(2,012,456)	36,901,970	(2,931,443)	(3,786,737)
Net assets applicable to common shares at the beginning of period	614,452,098	566,487,122	466,287,448	429,385,478	574,721,089	578,507,826
Net assets applicable to common shares at the end of period	$606,607,295	$614,452,098	$464,274,992	$466,287,448	$571,789,646	$574,721,089
Undistributed (Over-distribution of) net investment income at the end of period	$4,903,386	$6,404,667	$4,823,084	$6,605,507	$5,436,070	$3,095,833
See accompanying notes to financial statements.

106	Nuveen Investments

Statement of
	Cash Flows	Year Ended October 31, 2015

	Performance	Municipal	Market
	Plus	Advantage	Opportunity
	(NPP )	(NMA )	(NMO )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$44,053,192	$28,702,288	$35,279,118
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(206,249,296)	(71,002,818)	(167,041,396)
Proceeds from sales and maturities of investments	223,863,916	76,357,282	184,816,798
Investment transaction adjustments, net	(67,094)	(35,359)	(60,552)
Taxes paid on undistributed capital gains	(3,484)	(44)	(111)
Amortization (Accretion) of premiums and discounts, net	(11,531,933)	(3,326,143)	(4,694,609)
Amortization of deferred offering costs	34,859	77,080	147,282
(Increase) Decrease in:
Receivable for dividends and interest	215,952	(83,224)	(138,716)
Receivable for investments sold	3,132,457	2,865,820	(12,601,655)
Other assets	(36,915)	(26,195)	1,389
Increase (Decrease) in:
Payable for interest	(109,785)	—	—
Payable for investments purchased	813,423	(5,000,000)	(6,000,000)
Accrued management fees	(7,568)	(2,087)	(1,349)
Accrued Directors/Trustees fees	36,679	24,522	27,195
Accrued other expenses	(103,176)	441,391	(57,081)
Net realized (gain) loss from investments	(3,269,350)	340,068	(3,270,172)
Change in net unrealized (appreciation) depreciation of investments	11,055,448	1,938,632	3,451,534
Net cash provided by (used in) operating activities	61,827,325	31,271,213	29,857,675
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	—	2,461,633
Floating rate obligations	—	(6,805,000)	(1,800,000)
Payable for offering costs	2,973	—	—
Cash distributions paid to common shareholders	(54,646,869)	(31,339,121)	(36,228,977)
Cost of common shares repurchased and retired	—	(499,371)	—
Net cash provided by (used in) financing activities	(54,643,896)	(38,643,492)	(35,567,344)
Net Increase (Decrease) in Cash	7,183,429	(7,372,279)	(5,709,669)
Cash at the beginning of period	2,027,873	10,382,852	5,709,669
Cash at the end of period	$9,211,302	$3,010,573	$—

	Performance		Municipal		Market
	Plus		Advantage		Opportunity
Supplemental Disclosure of Cash Flow Information	(NPP	)	(NMA	)	(NMO	)
Cash paid for interest (excluding amortization of offering costs)	$6,109,718		$460,749		$590,594
See accompanying notes to financial statements.

Nuveen Investments	107

Statement of Cash Flows (continued)

	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
	(NAD )	(NXZ )	(NZF )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$26,504,138	$22,613,280	$25,502,818
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(133,438,896)	(151,401,557)	(220,012,943)
Proceeds from sales and maturities of investments	149,743,517	140,556,278	213,836,718
Investment transaction adjustments, net	(288,503)	(9,756)	(102,025)
Taxes paid on undistributed capital gains	(572)	—	(968)
Amortization (Accretion) of premiums and discounts, net	(5,685,503)	(540,336)	483,216
Amortization of deferred offering costs	72,708	78,008	257,260
(Increase) Decrease in:
Receivable for dividends and interest	96,622	610,640	(188,938)
Receivable for investments sold	7,619,928	6,309,164	10,942,167
Other assets	(21,303)	(17,759)	(19,121)
Increase (Decrease) in:
Payable for interest	(4,864)	—	(1,487)
Payable for investments purchased	(4,535,929)	(5,000,000)	(10,166,014)
Accrued management fees	(4,571)	(1,345)	(894)
Accrued Directors/Trustees fees	21,051	17,257	12,628
Accrued other expenses	(53,152)	669,569	235,336
Net realized (gain) loss from investments	450,462	(7,154,040)	3,220,085
Change in net unrealized (appreciation) depreciation of investments	5,996,275	6,288,981	1,290,726
Net cash provided by (used in) operating activities	46,471,408	13,018,384	25,288,561
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	—	—
Floating rate obligations	(10,560,000)	—	4,500,000
Payable for offering costs	—	—	(23,803)
Cash distributions paid to common shareholders	(34,459,140)	(24,473,411)	(28,052,319)
Cost of common shares repurchased and retired	—	(337,507)	(238,387)
Net cash provided by (used in) financing activities	(45,019,140)	(24,810,918)	(23,814,509)
Net Increase (Decrease) in Cash	1,452,268	(11,792,534)	1,474,052
Cash at the beginning of period	8,460,979	16,801,816	998,388
Cash at the end of period	$9,913,247	$5,009,282	$2,472,440

	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
Supplemental Disclosure of Cash Flow Information	(NAD	)	(NXZ	)	(NZF	)
Cash paid for interest (excluding amortization of offering costs)	$2,796,302		$353,239		$2,252,857
See accompanying notes to financial statements.

108	Nuveen Investments

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Nuveen Investments	109

Financial
Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Invest- ment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repur- chased and Retired	Discounts Per Share Repur- chased through Tender Offer	Ending NAV	Ending Share Price
Performance Plus (NPP)
Year Ended 10/31:
2015	$16.32	$0.86	$(0.12)	$—		$—		$0.74	$(0.91)	$—	$(0.91)	$—	$—	$16.15	$14.77
2014	14.81	0.91	1.52	—		—		2.43	(0.92)	—	(0.92)	—	—	16.32	14.61
2013	16.68	0.88	(1.82)	—		—		(0.94)	(0.93)	—	(0.93)	—	—	14.81	13.64
2012	14.89	0.92	1.83	—		—		2.75	(0.96)	—	(0.96)	—	—	16.68	16.44
2011	15.29	0.97	(0.32)	(0.01)		—	*	0.64	(0.95)	(0.09)	(1.04)	—	—	14.89	14.36

Municipal Advantage (NMA)
Year Ended 10/31:
2015	15.41	0.79	(0.07)	—		—		0.72	(0.80)	—	(0.80)	0.01	—	15.34	13.52
2014	14.04	0.80	1.34	—		—		2.14	(0.80)	—	(0.80)	—	0.03	15.41	13.74
2013	15.76	0.80	(1.69)	—		—		(0.89)	(0.83)	—	(0.83)	—	—	14.04	12.52
2012	14.37	0.86	1.64	—		—		2.50	(0.97)	(0.14)	(1.11)	—	—	15.76	15.67
2011	14.79	0.93	(0.27)	—		—		0.66	(1.00)	(0.08)	(1.08)	—	—	14.37	14.05

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

110	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based	Ending
Based	on	Net			Net	Portfolio
on	Share	Assets			Investment	Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	Income (Loss)	Rate	(e)

4.64%	7.56%	$969,133	1.64%		5.34%	14%
16.91	14.24	979,547	1.76		5.87	10
(5.90)	(11.75)	888,718	1.85		5.52	19
18.89	21.59	1,000,790	1.67		5.72	10
4.78	3.22	892,603	1.62		6.84	10

4.83	4.33	602,743	1.63		5.13	8
15.93	16.64	605,865	1.71		5.45	8
(5.87)	(15.21)	613,392	1.69		5.31	17
17.99	20.05	688,803	1.75		5.67	18
5.05	1.90	626,616	2.01		6.76	14

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Performance Plus (NPP)
Year Ended 10/31:
2015	0.64%
2014	0.72
2013	0.84
2012	0.70
2011	0.56

Municipal Advantage (NMA)
Year Ended 10/31:
2015	0.57%
2014	0.68
2013	0.71
2012	0.76
2011	0.96

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Nuveen Investments	111

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Market Opportunity (NMO)
Year Ended 10/31:
2015	$15.23	$0.77	$— *	$—		$—		$0.77	$(0.79)	$—	$(0.79)	$15.21	$13.39
2014	13.73	0.80	1.50	—		—		2.30	(0.80)	—	(0.80)	15.23	13.60
2013	15.25	0.79	(1.52)	—		—		(0.73)	(0.79)	—	(0.79)	13.73	12.19
2012	13.60	0.83	1.70	—		—		2.53	(0.88)	—	(0.88)	15.25	14.92
2011	14.17	0.88	(0.48)	—	*	—		0.40	(0.97)	—	(0.97)	13.60	13.18

Dividend Advantage (NAD)
Year Ended 10/31:
2015	15.64	0.84	(0.17)	—		—		0.67	(0.87)	—	(0.87)	15.44	14.05
2014	14.42	0.87	1.25	—		—		2.12	(0.90)	—	(0.90)	15.64	14.16
2013	16.05	0.81	(1.56)	—		—		(0.75)	(0.88)	—	(0.88)	14.42	12.92
2012	14.39	0.86	1.76	—		—		2.62	(0.92)	(0.04)	(0.96)	16.05	15.76
2011	14.68	0.92	(0.29)	(0.01)		—		0.62	(0.91)	—	(0.91)	14.39	13.70

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

112	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based	Ending
Based	on	Net			Net	Portfolio
on	Share	Assets			Investment	Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	Income (Loss)	Rate	(e)

5.16%	4.37%	$697,752	1.64%		5.09%	16%
17.25	18.70	698,580	1.76		5.56	10
(4.99)	(13.41)	629,970	1.77		5.35	20
19.09	20.34	699,360	1.85		5.64	13
3.40	(2.33)	622,815	2.10		6.74	14

4.43	5.57	606,607	1.41		5.41	15
15.19	17.10	614,452	1.73		5.82	9
(4.87)	(12.81)	566,487	1.99		5.21	11
18.67	22.59	630,515	2.04		5.55	12
4.76	1.93	565,364	2.02		6.77	15

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Market Opportunity (NMO)
Year Ended 10/31:
2015	0.65%
2014	0.74
2013	0.77
2012	0.82
2011	0.97

Dividend Advantage (NAD)
Year Ended 10/31:
2015	0.47%
2014	0.75
2013	1.03
2012	1.03
2011	0.94

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Discount Per Share Repurchased through Tender Offer	Ending NAV	Ending Share Price
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2015	$15.82	$0.74	$0.01	$—		$—		$0.75	$(0.82)	$—	$(0.82)	$0.01		$—	$15.76	$13.78
2014	14.57	0.85	1.24	—		—		2.09	(0.84)	—	(0.84)	—		—	15.82	14.12
2013	16.09	0.87	(1.58)	—		—		(0.71)	(0.81)	—	(0.81)	—		—	14.57	12.99
2012	14.50	0.88	1.84	—		—		2.72	(0.95)	(0.18)	(1.13)	—		—	16.09	15.63
2011	14.76	0.99	(0.29)	—		—		0.70	(0.96)	—	(0.96)	—		—	14.50	13.90

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2015	15.82	0.83	(0.13)	—		—		0.70	(0.78)	—	(0.78)	0.01		—	15.75	13.86
2014	14.32	0.72	1.47	—		—		2.19	(0.72)	—	(0.72)	—	*	0.03	15.82	13.80
2013	15.99	0.71	(1.63)	—		—		(0.92)	(0.75)	—	(0.75)	—		—	14.32	12.66
2012	14.53	0.78	1.67	—		—		2.45	(0.95)	(0.04)	(0.99)	—		—	15.99	15.73
2011	14.74	0.98	(0.18)	(0.01)		—	*	0.79	(0.98)	(0.02)	(1.00)	—		—	14.53	14.17
(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

114	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)			Ratios to Average Net Assets After Reimbursement(c)(d)

	Based	Ending
Based	on	Net			Net			Net	Portfolio
on	Share	Assets			Investment			Investment	Turnover
NAV (b)	Price (b)	(000)	Expenses	(e)	Income (Loss)	Expenses	(e)	Income (Loss)	Rate	(f)

4.94%	3.53%	$464,275	1.61%		4.68%	N/A		N/A	21%
14.72	15.56	466,287	1.60		5.66	N/A		N/A	12
(4.58)	(12.04)	429,385	1.53		5.58	N/A		N/A	22
19.46	21.15	474,432	1.64		5.70	N/A		N/A	15
5.24	1.70	427,085	1.78		7.08	1.75%		7.11%	40

4.57	6.21	571,790	1.48		5.24	N/A		N/A	26
15.90	15.07	574,721	1.73		4.78	N/A		N/A	14
(5.93)	(15.08)	578,508	1.71		4.66	N/A		N/A	14
17.33	18.48	645,993	1.76		5.06	N/A		N/A	22
5.83	4.59	587,047	1.53		6.93	1.46		7.00	30

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), respectively, for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2015	0.53%
2014	0.60
2013	0.62
2012	0.65
2011	0.78

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2015	0.46%
2014	0.72
2013	0.75
2012	0.77
2011	0.48

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights (continued)

	VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Performance Plus (NPP)
Year Ended 10/31:
2015	$535,000	$281,146	$—	$—
2014	535,000	283,093	—	—
2013	535,000	266,116	—	—
2012	421,700	337,323	—	—
2011	421,700	311,668	—	—

Municipal Advantage (NMA)
Year Ended 10/31:
2015	—	—	268,800	324,235
2014	—	—	268,800	325,396
2013	—	—	296,800	306,668
2012	—	—	296,800	332,076
2011	—	—	296,800	311,124

116	Nuveen Investments

	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP and/or VMTP Shares at the End of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
Market Opportunity (NMO)
Year Ended 10/31:
2015	$—	$—	$—	$—	$350,900	$298,846	$—
2014	—	—	—	—	350,900	299,082	—
2013	—	—	—	—	350,900	279,530	—
2012	—	—	—	—	350,900	299,305	—
2011	—	—	—	—	350,900	277,491	—

Dividend Advantage (NAD)
Year Ended 10/31:
2015	—	—	265,000	328,908	—	—	—
2014	—	—	265,000	331,869	—	—	—
2013	144,300	31.40	120,400	314,011	—	—	3.14
2012	144,300	33.82	120,400	338,200	—	—	3.38
2011	144,300	31.36	120,400	313,587	—	—	3.14

Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2015	—	—	—	—	196,000	336,875	—
2014	—	—	—	—	196,000	337,902	—
2013	—	—	—	—	196,000	319,074	—
2012	—	—	—	—	196,000	342,057	—
2011	—	—	—	—	196,000	317,900	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012	2011
Dividend Advantage (NAD)
Series 2015 (NAD PRC)
Ending Market Value per Share	$—		$10.06	$10.10	$10.06
Average Market Value per Share	10.04	^	10.08	10.09	10.05

^	For the period November 1, 2013 through December 20, 2013.
See accompanying notes to financial statements.

Nuveen Investments	117

Financial Highlights (continued)

	iMTP Shares at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		iMTP, MTP and/or VMTP Shares at the End of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $10	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
Dividend Advantage 3 (NZF)
Year Ended 10/31:
2015	$150,000	$17,376	$—	$—	$81,000	$347,528	$3.48
2014	150,000	17,440	—	—	81,000	348,797	3.49
2013	—	—	70,000	34.19	169,200	341,851	3.42
2012	—	—	70,000	37.01	169,200	370,064	3.70
2011	—	—	70,000	34.54	169,200	345,421	3.45

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012	2011
Dividend Advantage 3 (NZF)
Series 2016 (NZF PRC)
Ending Market Value per Share	$—		$10.10	$10.14	$10.14
Average Market Value per Share	10.05	^^	10.10	10.12	10.05	^

^	For the period December 20, 2010 (first issuance date of shares) through October 31, 2011.
^^	For the period November 1, 2013 through April 11, 2014.
See accompanying notes to financial statements.

118	Nuveen Investments

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):
•	Nuveen Performance Plus Municipal Fund, Inc. (NPP) ("Performance Plus (NPP)")
•	Nuveen Municipal Advantage Fund, Inc. (NMA) ("Municipal Advantage (NMA)")
•	Nuveen Municipal Market Opportunity Fund, Inc. (NMO) ("Market Opportunity (NMO)")
•	Nuveen Dividend Advantage Municipal Fund (NAD) ("Dividend Advantage (NAD)")
•	Nuveen Dividend Advantage Municipal Fund 2 (NXZ) ("Dividend Advantage 2 (NXZ)")
•	Nuveen Dividend Advantage Municipal Fund 3 (NZF) ("Dividend Advantage 3 (NZF)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the NYSE while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE MKT. Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO) were organized as Minnesota corporations on April 28, 1989, November 6, 1989 and January 23, 1990, respectively. Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) were organized as Massachusetts business trusts on January 15, 1999, June 1, 1999 and March 21, 2001, respectively.
The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2015 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Fund Reorganizations
During August 2015, the Nuveen funds' Board of Directors/Trustees approved a series of reorganizations for certain funds included in this report (the "Reorganizations"). The Reorganizations are intended to create one, larger national Fund, which would potentially offer shareholders the following benefits:

•	Improving fund net earnings potential through a broader investment mandate;
•	Creating significantly larger funds that offer greater liquidity and ease of trading; and
•	Eliminating overlapping products and enhancing fund differentiation.
The proposed Reorganizations are as follows:

Target Funds	Acquiring Fund
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)	Dividend Advantage 3 (NZF) (to be renamed Nuveen
Dividend Advantage 2 (NXZ)	Enhanced Municipal Credit Opportunities Fund (NZF))
Municipal Advantage (NMA)
The Reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Reorganizations, the Target Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds will then be liquidated,

Nuveen Investments	119

Notes to Financial Statements (continued)
dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds will become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value ("NAV") of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Funds will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statements of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

120	Nuveen Investments

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by a pricing service approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Performance Plus (NPP)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$1,499,843,580	$—		$1,499,843,580
Corporate Bonds	—	—	13,412	**	13,412
Total	$—	$1,499,843,580	$13,412		$1,499,856,992

Municipal Advantage (NMA)
Long-Term Investments*:
Municipal Bonds	$—	$872,900,801	$—		$872,900,801
Corporate Bonds	—	—	13,790	**	13,790
Total	$—	$872,900,801	$13,790		$872,914,591

Nuveen Investments	121

Notes to Financial Statements (continued)

Market Opportunity (NMO)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$1,030,580,077	$—		$1,030,580,077
Common Stocks	2,476,884	—	—		2,476,884
Corporate Bonds	—	—	40,590	**	40,590
Total	$2,476,884	$1,030,580,077	$40,590		$1,033,097,551

Dividend Advantage (NAD)
Long-Term Investments*:
Municipal Bonds	$—	$873,177,829	$108,000	**	$873,285,829
Corporate Bonds	—	—	16,117	**	16,117
Investment Companies	548,609	—	—		548,609
Total	$548,609	$873,177,829	$124,117		$873,850,555

Dividend Advantage 2 (NXZ)
Long-Term Investments*:
Municipal Bonds	$—	$664,157,857	$—		$664,157,857
Corporate Bonds	—	—	16,815	**	16,815
Total	$—	$664,157,857	$16,815		$664,174,672

Dividend Advantage 3 (NZF)
Long-Term Investments*:
Municipal Bonds	$—	$827,640,722	$—		$827,640,722
Corporate Bonds	—	—	2,740	**	2,740
Investment Companies	3,606,008	—	—		3,606,008
Total	$3,606,008	$827,640,722	$2,740		$831,249,470

*	Refer to the Fund's Portfolio of Investments for industry/state classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

122	Nuveen Investments

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Floating rate obligations: self-deposited Inverse Floaters	$28,050,000	$23,903,333	$20,750,000	$25,650,000	$19,570,000	$41,452,000
Floating rate obligations: externally-deposited Inverse Floaters	18,240,000	25,186,667	19,290,000	23,310,000	21,125,000	35,502,000
Total	$46,290,000	$49,090,000	$40,040,000	$48,960,000	$40,695,000	$76,954,000

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Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	Performance Plus (NPP	)	Municipal Advantage (NMA	)	Market Opportunity (NMO	)	Dividend Advantage (NAD	)	Dividend Advantage 2 (NXZ	)	Dividend Advantage 3 (NZF	)
Average floating rate obligations outstanding	$28,050,000		$24,716,673		$20,902,877		$30,385,890		$19,570,000		$38,973,918
Average annual interest rate and fees	0.61%		0.57%		0.38%		0.56%		0.49%		0.58%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	Performance Plus (NPP	)	Municipal Advantage (NMA	)	Market Opportunity (NMO	)	Dividend Advantage (NAD	)	Dividend Advantage 2 (NXZ	)	Dividend Advantage 3 (NZF	)
Maximum exposure to Recourse Trusts: self deposited Inverse Floaters	$7,875,000		$—		$—		$—		$9,150,000		$15,150,000
Maximum exposure to Recourse Trusts: externally deposited Inverse Floaters	12,750,000		19,640,000		7,500,000		11,250,000		11,250,000		—
Total	$20,625,000		$19,640,000		$7,500,000		$11,250,000		$20,400,000		$15,150,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

124	Nuveen Investments

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
Transactions in common shares during the Funds' current and prior fiscal period were as follows:

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/15	10/31/14	10/31/15	10/31/14	10/31/15	10/31/14
Common Shares:
Repurchased and retired	—	—	(37,700)	—	—	—
Repurchased through tender offer	—	—	—	(4,369,741)	—	—
Weighted average:
Price per share repurchased and retired	—	—	$13.23	—	—	—
Discount per share repurchased and retired	—	—	12.82%	—	—	—

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/15	10/31/14	10/31/15	10/31/14	10/31/15	10/31/14
Common Shares:
Repurchased and retired	—	—	(24,900)	—	(17,500)	(30,000)
Repurchased through tender offer	—	—	—	—	—	(4,040,003)
Weighted average common share:
Price per share repurchased and retired	—	—	$13.53	—	$13.60	$13.72
Discount per share repurchased and retired	—	—	13.24%	—	12.55%	14.14%
Preferred Shares
Institutional MuniFund Term Preferred Shares
The following Fund has issued and outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation value per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

			Shares
			Outstanding
			at $5,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
Dividend Advantage 3 (NZF)	2017	30,000	$150,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for one year following the date of issuance ("Non-Call Expiration Date"), at which point the Fund

Nuveen Investments	125

Notes to Financial Statements (continued)
may begin to redeem at its option ("Optional Redemption Date"). The Fund may be obligated to redeem certain of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Non-Call Expiration Date for the Fund's iMTP Shares are as follows:

		Term	Optional	Non-Call
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Dividend Advantage 3 (NZF)	2017	October 1, 2017	April 1, 2015	March 31, 2015
The average liquidation value of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Dividend
	Advantage 3
	(NZF	)
Average liquidation value of iMTP Shares outstanding	$150,000,000
Annualized dividend rate	0.79%
iMTP Shares generally do not trade, and market quotations are generally not available. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation par value so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of iMTP Shares is recorded as a liability and recognized as "Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Cost incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for each Fund was as follows:

			Shares
			Outstanding
			Per Share
		Shares	at $100,000
Fund	Series	Outstanding	Liquidation Value
Performance Plus (NPP)	2018	5,350	$535,000,000
Dividend Advantage (NAD)	2016	2,650	$265,000,000
Dividend Advantage 3 (NZF)	2017	810	$81,000,000
On May 19, 2015, Performance Plus (NPP) refinanced all of its outstanding Series 2015 VMTP Shares with the issuance of new Series 2018 VMTP Shares.
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund ("Optional Redemption Date"), subject to payment of premium for one year following the date of issuance ("Premium Expiration Date"), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund's series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Performance Plus (NPP)	2018	December 1, 2018	June 1, 2016	May 31, 2016
Dividend Advantage (NAD)	2016	December 30, 2016	January 1, 2015	December 31, 2014
Dividend Advantage 3 (NZF)	2017	April 1, 2017	April 1, 2015	March 31, 2015

126	Nuveen Investments

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Performance		Dividend		Dividend
	Plus		Advantage		Advantage 3
	(NPP	)	(NAD	)	(NZF	)
Average liquidation value of VMTP Shares outstanding	$535,000,000		$265,000,000		$81,000,000
Annualized dividend rate	1.09%		0.99%		1.04%
VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Funds in connection with each Fund's offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Performance Plus (NPP) incurred offering costs of $205,000 in connection with its issuance of Series 2018 VMTP Shares, which were expensed as incurred and are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, the details of the Funds' VRDP Shares outstanding were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Municipal Advantage (NMA)	1	2,688	$268,800,000	March 1, 2040
Market Opportunity (NMO)	1	3,509	$350,900,000	March 1, 2040
Dividend Advantage 2 (NXZ)	2	1,960	$196,000,000	August 1, 2040
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.
The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Municipal		Market		Dividend
	Advantage		Opportunity		Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Average liquidation value of VRDP Shares outstanding	$268,800,000		$350,900,000		$196,000,000
Annualized dividend rate	0.12%		0.15%		0.13%

Nuveen Investments	127

Notes to Financial Statements (continued)
For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities" and "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
Dividend Advantage 3 (NZF)	Series	Shares	Amount
iMTP Shares issued	2017	30,000	$150,000,000
Transactions in MuniFund Term Preferred ("MTP") Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
		NYSE MKT
Dividend Advantage (NAD)	Series	Ticker	Shares	Amount
MTP Shares redeemed	2015	NAD PRC	(14,430,000)	$(144,300,000)
Dividend Advantage 3 (NZF)
MTP Shares redeemed	2016	NZF PRC	(7,000,000)	$(70,000,000)
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2015
Performance Plus (NPP)	Series	Shares	Amount
VMTP Shares issued	2018	5,350	$535,000,000
VMTP Shares exchanged	2015	(5,350)	(535,000,000)
Net increase (decrease)		—	$—

	Year Ended
	October 31, 2014
Dividend Advantage (NAD)	Series	Shares	Amount
VMTP Shares issued	2016	2,650	$265,000,000
VMTP Shares redeemed	2014	(1,204)	(120,400,000)
Net increase (decrease)		1,446	$144,600,000
Dividend Advantage 3 (NZF)
VMTP Shares issued	2017	910	$91,000,000
VMTP Shares redeemed:
	2014	(1,692)	(169,200,000)
	2017	(100)	(10,000,000)
Net increase (decrease)		(882)	$(88,200,000)
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
Municipal Advantage (NMA)	Series	Shares	Amount
VRDP Shares redeemed	1	(280)	$(28,000,000)

128	Nuveen Investments

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Purchases	$206,249,296		$71,002,818		$167,041,396		$133,438,896		$151,401,557		$220,012,943
Sales and maturities	223,863,916		76,357,282		184,816,798		149,743,517		140,556,278		213,836,718
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Cost of investments	$1,332,893,537		$779,184,340		$924,077,441		$782,999,957		$588,866,123		$727,084,786
Gross unrealized:
Appreciation	$152,144,626		$77,548,079		$90,750,512		$76,151,148		$62,719,162		$68,950,988
Depreciation	(13,227,325)		(7,721,912)		(2,480,415)		(10,950,574)		(6,988,353)		(6,231,835)
Net unrealized appreciation (depreciation) of investments	$138,917,301		$69,826,167		$88,270,097		$65,200,574		$55,730,809		$62,719,153
Permanent differences, primarily due to federal taxes paid, expired capital loss carryforward, taxable market discount, nondeductible offering costs, tender option bond adjustments and nondeductible reorganization expenses resulted in reclassifications among the Funds' components of common share net assets as of October 31, 2015, the Funds' tax year end, as follows:

	Performance		Municipal		Market		Dividend	Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage	Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD )	(NXZ	)	(NZF	)
Paid-in-surplus	$(2,138,299)		$(929,143)		$(2,049,866)		$(303,397)	$(2,719,374)		$(975,908)
Undistributed (Over-distribution of) net investment income	67,438		373,623		130,388		(103,215)	757,585		522,482
Accumulated net realized gain (loss)	2,070,861		555,520		1,919,478		406,612	1,961,789		453,426
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2015, the Funds' tax year end, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Undistributed net tax-exempt income1	$11,133,131		$2,178,538		$3,489,893		$6,539,866		$2,843,601		$6,678,401
Undistributed net ordinary income2	62,560		107,271		128,679		20,848		283,895		209,987
Undistributed net long-term capital gains	—		—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2015 and paid on November 2, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	129

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds' tax years ended October 31, 2015 and October 31, 2014 was designated for purposes of the dividends paid deduction as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2015	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income3	$60,439,545		$31,658,347		$36,751,940		$37,045,191		$24,734,959		$30,017,807
Distributions from net ordinary income2	205,133		27,529		27,524		46,663		3,551		61,761
Distributions from net long-term capital gains	—		—		—		—		—		—

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2014	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income	$61,923,805		$35,526,436		$37,142,733		$38,142,098		$24,843,540		$32,196,995
Distributions from net ordinary income2	37,511		40,632		205,522		719,123		6,316		8,080
Distributions from net long-term capital gains	—		—		—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2015, as Exempt Interest Dividends.
As of October 31, 2015, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Expiration:
October 31, 2016	$—		$—		$1,398,166		$—		$—		$—
October 31, 2019	310,323		—		3,031,141		—		—		—
Not subject to expiration	12,205,055		11,729,108		23,302,522		10,298,778		10,274,051		4,601,681
Total	$12,515,378		$11,729,108		$27,731,829		$10,298,778		$10,274,051		$4,601,681
During the Funds' tax year ended October 31, 2015, $1,902,879 of Market Opportunity's (NMO) capital loss carryforward expired.
During the Funds' tax year ended October 31, 2015, the following Funds' utilized capital loss carryforwards as follows:

	Performance		Market		Dividend
	Plus		Opportunity		Advantage 2
	(NPP	)	(NMO	)	(NXZ	)
Utilized capital loss carryforwards	$3,827,875		$3,124,044		$2,962,862
7. Management Fees and Other Transactions with Affiliates
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

	Performance Plus (NPP	)
	Municipal Advantage (NMA	)
	Market Opportunity (NMO	)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

130	Nuveen Investments

	Dividend Advantage (NAD	)
	Dividend Advantage 2 (NXZ	)
	Dividend Advantage 3 (NZF	)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
8. Borrowing Arrangements
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2014, Performance Plus (NPP) utilized $2,665,600 of the Unsecured Credit Line at an annualized interest rate of 1.34% on the Fund's outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.
During July 2015, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	131

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Will retire from the Funds' Board of Directors/Trustees effective December 31, 2015

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common shares repurchased	—	37,700	—	—	24,900	17,500
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

132	Nuveen Investments

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

Nuveen Investments	133

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

134	Nuveen Investments

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	135

Annual Investment Management Agreement Approval Process (Unaudited)
I. RENEWAL OF ADVISORY AGREEMENTS
The Board of Directors or Trustees (as the case may be) of each Fund (each, a "Board" and each Director or Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, at an in-person meeting held on May 11-13, 2015 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
Since the approval of the Advisory Agreements at the May Meeting, the Adviser has proposed (and the Board, as applicable, has approved) the reorganizations (the "Reorganizations") of Nuveen Municipal Advantage Fund, Inc. (the "Municipal Advantage Fund"), Nuveen Dividend Advantage Municipal Fund 2 (the "Dividend Advantage Fund 2") and Nuveen Premium Income Municipal Fund 4, Inc. into Nuveen Dividend Advantage Municipal Fund 3 (the "Dividend Advantage Fund 3") and certain proposals which, among other things, proposed certain investment policy changes which would provide the Dividend Advantage Fund 3 with an expanded investment mandate. In connection with the proposed changes, the Adviser proposed on behalf of the Dividend Advantage Fund 3 a new advisory agreement between such Fund and the Adviser (the "New Investment Management Agreement") and a new sub-advisory agreement between the Adviser and the Sub-Adviser (the "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements"), and the Board of the Dividend Advantage Fund 3 was asked to consider the approval of the New Advisory Agreements. Accordingly, at an in-person meeting held on August 24, 2015 (the "August Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the New Advisory Agreements for the Dividend Advantage Fund 3 and recommended that shareholders of the Dividend Advantage Fund 3 approve the New Advisory Agreements. As of December 1, 2015, the requisite related shareholder approvals pertains to the New Advisory Agreement for the Dividend Advantage Fund 3 were pending and, as of such date, the New Advisory Agreements were not yet effective. The remainder of this Part I relates to the Board's approval at the May Meeting of the existing Advisory Agreements. The discussion of the approval at the August Meeting of the New Advisory Agreements for the Dividend Advantage Fund 3 is set forth in Part II below.
In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

136	Nuveen Investments

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board's understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.
The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.
The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.
The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.
The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser's organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. ("Nuveen") (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the "TIAA-CREF Transaction").

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund's various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds' sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds' sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser's continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser's investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser's ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser's strong commitment to compliance and reviewed information reflecting the compliance group's ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer's report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond

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structures to address new regulatory requirements. The Board also noted the Adviser's continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser's use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen's continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser's investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the applicable investment team. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three-and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund's premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•
The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•
Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•
The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

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•
The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund's peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Performance Plus Municipal Fund, Inc. (the "Performance Plus Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and three-year periods and the third quartile in the five-year period and outperformed its benchmark in the one-, three- and five-year periods.

For the Municipal Advantage Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile for the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen Municipal Market Opportunity Fund, Inc. (the "Municipal Market Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the one- and three-year periods and the third quartile in the five-year period and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Dividend Advantage Municipal Fund (the "Dividend Advantage Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-, three- , and five-year periods and outperformed its benchmark in each of such periods.

For the Dividend Advantage Fund 2, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the second quartile in the three-year period and the third quartile in the five-year period and outperformed its benchmark in the one-, three- and five-year periods.

For the Dividend Advantage Fund 3, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile for the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund's

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gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor's net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds' fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Municipal Advantage Fund, the Dividend Advantage Fund, the Dividend Advantage Fund 2 and the Dividend Advantage Fund 3 each had a net management fee and net expense ratio that were below or in line with the peer average, and the Municipal Market Fund and the Performance Plus Fund each had a slightly higher net management fee than the peer average but a net expense ratio that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of

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day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen's net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

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In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds' portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the

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Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II. APPROVAL OF NEW ADVISORY AGREEMENTS FOR THE DIVIDEND ADVANTAGE FUND 3
The Board of the Dividend Advantage Fund 3, including the Independent Board Members, is responsible for approving the investment management agreement between the Dividend Advantage Fund 3 and the Adviser and the sub-advisory agreement between the Adviser and Sub-Adviser on behalf of the Dividend Advantage Fund 3 and their periodic continuation. Pursuant to the 1940 Act, the Board is required to consider the continuation of the investment management and sub-advisory agreements for the Dividend Advantage Fund 3 on an annual basis. Accordingly, at the May Meeting, the Board, including a majority of the Independent Board Members, considered and approved the continuation of the current Investment Management Agreement (the "Current Investment Management Agreement") and the current Sub-Advisory Agreement (the "Current Sub-Advisory Agreement" and, together with the Current Investment Management Agreement, the "Current Advisory Agreements") for the Dividend Advantage Fund 3 for an additional one-year period. The discussion of the approval of the Current Advisory Agreements for the Dividend Advantage Fund 3 is set forth in Part I above.
Since the approval of the continuance of the Current Advisory Agreements, the Adviser has proposed the Reorganization of each of the Municipal Advantage Fund, the Dividend Advantage Fund 2 and Nuveen Premium Income Municipal Fund 4, Inc. (collectively, the "Target Funds") into the Dividend Advantage Fund 3 and certain proposals which, among other things, proposed certain investment policy changes which would provide the Dividend Advantage Fund 3 with an expanded investment mandate that permits the Dividend Advantage Fund 3 to invest up to 55% of its managed assets in lower rated municipal securities. In connection with the proposed changes, the Adviser proposed the New Investment Management Agreement and New Sub-Advisory Agreement, and the Board of the Dividend Advantage Fund 3 was asked to consider the approval of such New Advisory Agreements. Accordingly, at the August Meeting, the Board, including a majority of the Independent Board Members, considered and approved the New Advisory Agreements and recommended that shareholders of the Dividend Advantage Fund 3 approve the New Advisory Agreements.
In connection with their review of the Current Advisory Agreements, the Independent Board Members received extensive information regarding the Adviser and Sub-Adviser including, among other things: the nature, extent and quality of services provided by the Fund Advisers; the organization and operations of the Fund Advisers; a review of the Dividend Advantage Fund 3's performance (including performance comparisons against the performance of its peer group and appropriate benchmark); a comparison of Dividend Advantage Fund 3 fees and expenses relative to peers; a description and assessment of shareholder services levels for the Dividend Advantage Fund 3; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. The Board considered the knowledge gained at the May Meeting as well as from other meetings and interactions with the Fund Advisers throughout the year in evaluating the New Advisory Agreements.

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At the August Meeting and prior meetings, the Adviser made a presentation to and responded to questions from the Board of the Dividend Advantage Fund 3 regarding the proposed Reorganizations, the expanded investment mandate, and the New Advisory Agreements. Prior to the August Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board's duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Dividend Advantage Fund 3, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees for the services to be provided to the Dividend Advantage Fund 3 and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Dividend Advantage Fund 3's New Advisory Agreements. The Independent Board Members' considerations were based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In considering the New Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to the Dividend Advantage Fund 3 as well as other Nuveen funds overseen by the Board Members, the Board of the Dividend Advantage Fund 3 has a good understanding of each Fund Adviser's organization, operations and personnel.

The Board recognized that the types of investment management services to be provided by the Adviser to the Dividend Advantage Fund 3 under the New Investment Management Agreement will be identical to those currently provided to the Fund under the Current Investment Management Agreement. In this regard, in addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services that the Adviser and its affiliates provide to the Dividend Advantage Fund 3, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser. Similarly, the Board recognized that the types of sub-advisory services to be provided by the Sub-Adviser to the Dividend Advantage Fund 3 under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by the Sub-Adviser to the Dividend Advantage Fund 3 under the Current Sub-Advisory Agreement. In this regard, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Dividend Advantage Fund 3. The Board, however, recognized the increased level of credit research and surveillance required by the Dividend Advantage Fund 3's expanded investment mandate. The Board is also familiar with the Sub-Adviser's investment team. The Board noted that a new portfolio manager, who currently serves as the portfolio manager on other Nuveen funds, was expected to become the portfolio manager of the Dividend Advantage Fund 3 following the Reorganizations and would continue to be supported by the same credit team and infrastructure that supports managers of the Sub-Adviser's dedicated high yield mandate. The Board also recognized that the Sub-Adviser had the capabilities and experience to be able to execute efficiently the required portfolio transition and manage the Dividend Advantage Fund 3's portfolio under the new investment mandate.

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Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Dividend Advantage Fund 3 under each New Advisory Agreement were satisfactory.

B.	Investment Performance

The Board, including the Independent Board Members, considered the performance history of the Dividend Advantage Fund 3 over various time periods. The Board reviewed the Dividend Advantage Fund 3's historic investment performance based on net asset value and on market returns for the one-, three- and five-year periods ending June 30, 2015. The Board also reviewed performance data reflecting the Dividend Advantage Fund 3's trading discount to net asset value. This performance information supplemented the Fund performance information provided to the Board at each of its quarterly meetings, including the May Meeting. At the August Meeting and at prior meetings, the Independent Board Members have recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore have devoted significant time and focus evaluating the premium and discount levels of the Nuveen closed-end funds at each of the quarterly meetings throughout the year. At the prior meetings, the Board reviewed, among other things, the Dividend Advantage Fund 3's discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper category. The Board considered that the Reorganizations and expanded investment mandate were intended, in part, to provide meaningfully higher net earnings, as a result of the Dividend Advantage Fund 3's greater allocation of assets to lower rated securities, that may support higher common share distributions. The Board recognized that the past performance of the Dividend Advantage Fund 3 does not necessarily indicate future performance, and that the performance of the Dividend Advantage Fund 3 may be expected to differ from historic results as a result of the expanded investment mandate.

C.	Fees, Expenses and Profitability
1. Fees and Expenses

In evaluating the management fees and expenses that the Dividend Advantage Fund 3 was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee schedule, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee, the net management fee (after fee waiver) and estimated net total expense ratio for the Dividend Advantage Fund 3, as well as comparative fee and expense data pertaining to the Dividend Advantage Fund 3's peers in the Lipper category in which the restructured Dividend Advantage Fund 3 was anticipated to be classified (i.e., Lipper High Yield Municipal Fund category). The Independent Board Members also reviewed the proposed fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and the proposed fee waiver expected to be provided.

The Board recognized that the New Investment Agreement provides a higher contractual management fee rate payable at each current fund-level breakpoint level in the Dividend Advantage Fund 3's fund-level management fee schedule. The Board further noted that the revised fund-level breakpoint schedule includes a new breakpoint in the Dividend Advantage Fund 3's management fee schedule above $5 billion in assets. The Board also considered that the fund-level fee under the New Investment Management Agreement would be based on "managed assets" as such term is used in the investment management agreements of newer Nuveen municipal closed-end funds and which includes assets attributable to all forms of leverage. The Independent Board Members also considered the fee waiver proposed by the Adviser.

The Independent Board Members further reviewed the proposed sub-advisory fee rate for the Dividend Advantage Fund 3 (as a percentage of the Fund's management fee net of applicable waivers and reimbursements) and observed that the sub-advisory fee rate the Adviser pays to the Sub-Adviser under the New Sub-Advisory Agreement would be higher than the sub-advisory fee rate under the Current Sub-Advisory Agreement.

146	Nuveen Investments

The Board considered the rationale for the revised fee schedule under the New Investment Management Agreement and recognized that it was designed, in part, to reflect the increased level of ongoing credit research and surveillance required in managing the Dividend Advantage Fund 3 under the expanded investment mandate as well as to standardize the Dividend Advantage Fund 3's New Investment Management Agreement with the investment management agreements of Nuveen's newer municipal closed-end funds. The Board noted that the Dividend Advantage Fund 3's proposed net management fee (after fee waiver) was anticipated to be comparable and pro forma net total expense ratio (excluding costs of leverage) was anticipated to be below the average of the Lipper High Yield Municipal Fund category. In addition, the Board compared the proposed fee schedule to the existing fee schedules the Adviser assesses to Nuveen funds that follow a low/medium investment grade mandate and to Nuveen funds that follow a high investment grade mandate and recognized that the proposed management fee schedule for the Dividend Advantage Fund 3 after restructuring was midway between these schedules.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Dividend Advantage Fund 3's management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients.

Due to their experience with overseeing the Dividend Advantage Fund 3 and other Nuveen funds, the Independent Board Members were also familiar with the nature of services and fees a Fund Adviser assessed to other types of clients. Such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser. At the May Meeting, the Board had reviewed the range of advisory fee rates and average fee the Sub-Adviser assessed municipal retail wrap accounts and municipal institutional accounts as well as the effective sub-advisory fee rate assessed the passively managed ETF.

In general terms, the overall management fee paid by the Dividend Advantage Fund 3 can be divided into two components, the fee retained by the Adviser and the fee the Adviser pays to the Sub-Adviser. In general, the fee to the Adviser will reflect, in part, the administrative services it will provide to support the Dividend Advantage Fund 3, and while some administrative services may occur at the sub-adviser level, the sub-advisory fee will generally reflect the portfolio management services provided by the Sub-Adviser. The Board noted that higher fee levels generally reflected higher levels of services provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. In evaluating the comparisons of fees paid by funds compared to other types of clients, the Independent Board Members have noted, at the August Meeting or at prior meetings, that the fee rates charged to a fund (such as the Dividend Advantage Fund 3) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Dividend Advantage Fund 3. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services, as described above, to be provided to a fund (such as the Dividend Advantage Fund 3) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen affiliated sub-adviser. Given the inherent differences in the various products, particularly the extensive services to be provided to the Dividend Advantage Fund 3, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of the Current Advisory Agreements at the May Meeting, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the May Meeting or at prior meetings, the Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

two calendar years; the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities for the last two calendar years; the allocation methodology used in preparing the profitability data; a history of the adjustments to the methodology due to changes in business over time; and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described below, the Sub-Adviser for the 2014 calendar year. In reviewing profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members have also considered, at the May Meeting or at prior meetings, the profitability of Nuveen in comparison to the adjusted operating margin of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members had noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, had recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members had determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members had also recognized the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Board recognized that the Adviser would receive additional compensation under the higher management fee rate in the New Investment Advisory Agreement for its services.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also had reviewed profitability analysis reflecting the revenues, expenses, and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year 2014. The Board noted that the Adviser would pay an increased portion of the management fee to the Sub-Adviser under the New Sub-Advisory Agreement.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Dividend Advantage Fund 3 as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Dividend Advantage Fund 3. See "Indirect Benefits" below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Dividend Advantage Fund 3.

Based on their review, the Independent Board Members were satisfied that the Adviser's and Sub-Adviser's level of profitability was reasonable in light of the respective services to be provided to the Dividend Advantage Fund 3.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Dividend Advantage Fund 3 could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the

148	Nuveen Investments

Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the fund-level breakpoints in the advisory fee schedule as described above that reduce advisory fees as the Dividend Advantage Fund 3's asset levels increase. The Independent Board Members noted, however, that although closed-end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Dividend Advantage Fund 3's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Dividend Advantage Fund 3, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

The Board also recognized that although the contractual management fees of the Dividend Advantage Fund 3 will increase under the New Investment Management Agreement, the Dividend Advantage Fund 3's larger scale following the Reorganizations is expected to result in lower administrative costs (excluding the costs of leverage), which are anticipated to partially offset any increases in the management fees. Further, the Adviser has agreed to waive a portion of its management fee for a period of one year following the closing of the Reorganizations. The purpose of the waiver is to phase in the new management fee over a period of one year. The waiver is not expected to be continued.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Dividend Advantage Fund 3's shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members also considered, among other things, information received at prior meetings regarding potential "fall out" or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Dividend Advantage Fund 3. In this regard, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Dividend Advantage Fund 3 for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Dividend Advantage Fund 3 and other clients. The Fund's portfolio transactions will be determined by the Sub-Adviser. While the Independent Board Members considered that the Sub-Adviser may benefit from soft dollar arrangements pursuant to which it receives research from brokers, the Board recognized that fixed income securities, such as municipal securities, generally trade on a principal basis that does not generate soft dollar credits.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Dividend Advantage Fund 3 were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services to be provided to the Dividend Advantage Fund 3 and that the New Investment

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Management Agreement and New Sub-Advisory Agreement should be and were approved on behalf of the Dividend Advantage Fund 3.

G.	Additional Information

As indicated above, as of December 1, 2015, the Current Advisory Agreements for the Dividend Advantage Fund 3 remain in effect and the requisite related shareholder approvals pertains to the New Advisory Agreements for the Dividend Advantage Fund 3 are still pending.

150	Nuveen Investments

Board Members & Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
196

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
196

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Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	During Past 5 Years	in Fund Complex
					Overseen by
					Board Member
Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					196

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					196

152	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	Including other Directorships	in Fund Complex
				During Past 5 Years	Overseen by
					Board Member
Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	196

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					197

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	89

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197

Nuveen Investments	153

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	197

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197

■	SHERRI A. HLAVACEK 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015
Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
					197

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	197

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	197

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					197

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197

154	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds (continued):

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	155

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-B-1015D 12540-INV-Y-12/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Market Opportunity Fund, Inc.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2015	$22,500	$0	$0	$450

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2014	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2015	$ 450	$ 0	$ 0	$ 450
October 31, 2014	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Thomas Spalding, CFA, is Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987.  Currently, he manages investments for 16 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Thomas Spalding	Registered Investment Company	15	$10.41 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$22.8 million
*	Assets are as of October 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NMO SECURITIES AS OF OCTOBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Thomas Spalding						X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Market Opportunity Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2016